CMBS NEW ISSUE TERM SHEET

$1,969,251,000 (APPROXIMATE OFFERED CERTIFICATES)

$2,161,044,350 (APPROXIMATE TOTAL COLLATERAL BALANCE)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
OFFERED CLASSES A-1, A-2, A-3A, A-3B, A-SB, A-4, A-M, A-J, XP, B, C, D AND E
CERTIFICATES

BANK OF AMERICA, N.A.
MORTGAGE LOAN SELLER

BARCLAYS CAPITAL REAL ESTATE INC.
MORTGAGE LOAN SELLER

BEAR STEARNS COMMERCIAL MORTGAGE, INC.
MORTGAGE LOAN SELLER

BANK OF AMERICA, N.A.
MASTER SERVICER

LNR PARTNERS, INC.
SPECIAL SERVICER

JUNE 2005

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND NONE OF BANC OF AMERICA
SECURITIES LLC, BEAR STEARNS & CO. INC., BARCLAYS CAPITAL INC., GOLDMAN, SACHS &
CO. AND GREENWICH CAPITAL MARKETS, INC. (COLLECTIVELY, THE "UNDERWRITERS") IS
SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN
OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY
JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. BY ACCEPTING
THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE
MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY
PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN
THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER
MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING
THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH
ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS
MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR
AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS
INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME,
HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED
THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY
REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC
UNDER RULE 415 OF THE SECURITIES ACT OF 1933, AS AMENDED INCLUDING ALL CASES
WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED
FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS
MATERIAL IS CURRENT AS OF THE DATE APPEARING IN THIS MATERIAL ONLY. INFORMATION
IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE
MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN
OR OTHERWISE, WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION CONTAINED IN
ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD
TO YOU, WHICH YOU SHOULD READ BEFORE MAKING ANY INVESTMENT DECISION. THIS
MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE
SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR
PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE
ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS
MATERIAL. EACH OF THE UNDERWRITERS IS ACTING AS AN UNDERWRITER AND IS NOT ACTING
AS AN AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                          BEAR, STEARNS & CO. INC.
                                BARCLAYS CAPITAL

                                 --------------
      GOLDMAN, SACHS & CO.                               RBS GREENWICH CAPITAL

                               TABLE OF CONTENTS

Transaction Structure

Mortgage Pool Characteristics

Ten Largest Mortgage Loans or Crossed Pool

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES



                                        APPROX.
           EXPECTED     CERTIFICATE       % OF                                                     ASSUMED
           RATINGS       BALANCE OR     INITIAL      APPROX.       WEIGHTED      PRINCIPAL          FINAL
        -------------     NOTIONAL        POOL       CREDIT         AVERAGE        WINDOW       DISTRIBUTION
CLASS    MOODY'S/S&P     AMOUNT (1)     BALANCE      SUPPORT    LIFE (YRS) (2)   (MOS) (2)        DATE (2)            RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

A-1        Aaa/AAA     $ 62,100,000      2.874%      30.000%         2.53          1 - 53     December 10, 2009       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-2        Aaa/AAA     $505,650,000     23.398%      30.000%         4.80         54 - 60       July 10, 2010         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-3A       Aaa/AAA     $279,216,000     12.920%      30.000%         6.69         78 - 83       June 10, 2012         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-3B       Aaa/AAA     $132,000,000      6.108%      30.000%         6.99         83 - 84       July 10, 2012         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-SB       Aaa/AAA     $ 70,865,000      3.279%      30.000%         6.91         53 - 110   September 10, 2014       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-4        Aaa/AAA     $462,900,000     21.420%      30.000%         9.62        110 - 119      June 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-M        Aaa/AAA     $216,104,000     10.000%      20.000%         9.91        119 - 119      June 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
A-J        Aaa/AAA     $132,364,000      6.125%      13.875%         9.91        119 - 119      June 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
XP         Aaa/AAA        TBD(4)          N/A          N/A            (4)           N/A              N/A          Variable Rate (4)
------------------------------------------------------------------------------------------------------------------------------------
B          Aa1/AA+     $ 24,312,000      1.125%      12.750%         9.91        119 - 119      June 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
C           Aa2/AA     $ 24,311,000      1.125%      11.625%         9.91        119 - 119      June 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
D          Aa3/AA-     $ 21,611,000      1.000%      10.625%         9.91        119 - 119      June 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
E            A2/A      $ 37,818,000      1.750%       8.875%         9.91        119 - 119      June 10, 2015         Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------


NON-OFFERED CERTIFICATES



                                                APPROX.
           EXPECTED         CERTIFICATE           % OF                                                ASSUMED
           RATINGS           BALANCE OR         INITIAL    APPROX.      WEIGHTED      PRINCIPAL        FINAL
        -------------         NOTIONAL            POOL      CREDIT       AVERAGE        WINDOW      DISTRIBUTION
CLASS    MOODY'S/S&P         AMOUNT (1)         BALANCE    SUPPORT   LIFE (YRS) (2)   (MOS) (2)       DATE (2)         RATE TYPE
------------------------------------------------------------------------------------------------------------------------------------

F           A3/A-        $     21,611,000        1.000%     7.875%         9.91       119 - 119    June 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
G         Baa1/BBB+      $     29,714,000        1.375%     6.500%         9.91       119 - 119    June 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
H          Baa2/BBB      $     27,013,000        1.250%     5.250%         9.99       119 - 120    July 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
J         Baa3/BBB-      $     27,013,000        1.250%     4.000%         9.99       120 - 120    July 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
K          Ba1/BB+       $     13,507,000        0.625%     3.375%         9.99       120 - 120    July 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
L           Ba2/BB       $     10,805,000        0.500%     2.875%         9.99       120 - 120    July 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
M          Ba3/BB-       $     10,805,000        0.500%     2.375%         9.99       120 - 120    July 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
N           NR/B+        $      5,403,000        0.250%     2.125%         9.99       120 - 120    July 10, 2015        Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
O            NR/B        $      8,104,000        0.375%     1.750%        10.95       120 - 169   August 10, 2019       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
P           NR/B-        $      8,103,000        0.375%     1.375%        14.08       169 - 169   August 10, 2019       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
Q           NR/NR        $     29,715,349        1.375%     0.000%        14.08       169 - 169   August 10, 2019       Fixed (3)
------------------------------------------------------------------------------------------------------------------------------------
XC         Aaa/AAA       $  2,161,044,349(4)       N/A       N/A           (4)          N/A            N/A          Variable Rate(4)
------------------------------------------------------------------------------------------------------------------------------------


(1)  Subject to a variance of plus or minus 5%.

(2)  As of the Cut-off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and/or anticipated repayment date and the other assumptions set forth under
     "Yield and Maturity Considerations--Yield Considerations" and "Maturity
     Assumptions" as set forth in the prospectus supplement.

(3)  The Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-SB, Class A-4,
     Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G,
     Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P and
     Class Q Certificates will accrue interest at either (i) a fixed rate, (ii)
     a fixed rate subject to a cap at the weighted average net mortgage rate,
     (iii) the weighted average net mortgage rate or (iv) the weighted average net mortgage rate less a specified percentage.

(4)  The Class XC and XP Certificates will not have Certificate Balances and their holders will not receive distributions of principal, but these holders are entitled to receive payments of the aggregate interest accrued on the Notional Amount of the Class XC and XP Certificates as described in the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        1

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC*
--------------------------------------------------------------------------------

                                           Class XC(1), XP
Class A-1              Aaa/AAA                                        $62.10MM
                        2.874%

Class A-2              Aaa/AAA                                        $505.65MM
                       23.398%

Class A-3A             Aaa/AAA                                        $279.21MM
                       12.920%

Class A-3B             Aaa/AAA                                        $132.00MM
                        6.108%

Class A-SB             Aaa/AAA                                        $70.86MM
                        3.279%

Class A-4              Aaa/AAA                                        $462.90MM
                       21.420%

Class A-M              Aaa/AAA                                        $216.10MM
                       10.000%

Class A-J              Aaa/AAA                                        $132.36MM
                        6.125%

Class B                 Aa1/AA+                                       $24.31MM
                        1.125%

Class C                 Aa2/AA                                        $24.31MM
                        1.125%

Class D                Aa3/AA-                                        $21.61MM
                        1.000%

Class E                  A2/A                                         $37.81MM
                        1.750%

Class F(1)              A3/A-                                         $21.61MM
                        1.000%

Class G(1)             Baa1/BBB+                                      $29.71MM
                        1.375%

Class H(1)             Baa2/BBB                                       $27.01MM
                        1.250%

Class J(1)             Baa3/BBB-                                      $27.01MM
                        1.250%

Class K(1)              Ba1/BB+                                       $13.50MM
                        0.625%

Class L(1)              Ba2/BB                                        $10.80MM
                        0.500%

Class M(1)              Ba3/BB-                                       $10.80MM
                        0.500%

Class N(1)               NR/B+                                        $5.40MM
                        0.250%

Class O(1)               NR/B                                         $8.10MM
                        0.375%

Class P(1)               NR/B-                                        $8.10MM
                        0.375%

Class Q(1)               NR/NR                                        $29.71MM
                        1.375%

---------------
*    Classes are not drawn to scale. Percentages are approximate percentages of the Initial Pool Balance as of the Cut-off Date. Class principal amounts are truncated.

(1)  Offered privately pursuant to Rule 144A.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        2

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT DATED JUNE 2005.

ISSUE TYPE               REMIC. Class A-1, A-2, A-3A, A-3B, A-SB, A-4, A-M, A-J,
                         XP, B, C, D and E Certificates (collectively, the
                         "Offered Certificates") are offered publicly.

CUT-OFF DATE             All Mortgage Loan characteristics are based on balances
                         as of the Cut-off Date, which is July 1, 2005 for all
                         of the Mortgage Loans. All percentages presented herein
                         are approximate.

MORTGAGE POOL            The Mortgage Pool consists of 109 Mortgage Loans (the
                         "Mortgage Loans") with an aggregate balance as of the
                         Cut-off Date of $2,161,044,350 (the "Initial Pool
                         Balance"). The Mortgage Loans are secured by 125
                         properties (the "Mortgaged Properties") located
                         throughout 32 states.

DEPOSITOR                Banc of America Commercial Mortgage Inc.

MORTGAGE LOAN SELLERS    Bank of America, N.A., Barclays Capital Real Estate
                         Inc. and Bear Stearns Commercial Mortgage, Inc.

UNDERWRITERS             Banc of America Securities LLC, Bear, Stearns & Co.
                         Inc. and Barclays Capital Inc. are acting as co-lead
                         managers. Banc of America Securities LLC and Bear,
                         Stearns & Co. Inc. are acting as joint bookrunners with
                         respect to the Class A-1, Class A-3B, Class A-SB, Class
                         A-4 and Class A-J Certificates. Banc of America
                         Securities LLC is acting as sole bookrunner with
                         respect to all other Classes of Offered Certificates.
                         Goldman, Sachs & Co. and Greenwich Capital Markets,
                         Inc. are acting as co-managers.

TRUSTEE                  LaSalle Bank National Association.

FISCAL AGENT             ABN AMRO Bank, N.V.

MASTER SERVICER          Bank of America, N.A.

SPECIAL SERVICER         LNR Partners, Inc.

RATING AGENCIES          Moody's Investors Service, Inc. ("Moody's") and
                         Standard and Poor's Ratings Services, a division of The
                         McGraw-Hill Companies, Inc. ("S&P").

DENOMINATIONS            $10,000 minimum for the Class A-1, A-2, A-3A, A-3B,
                         A-SB, A-4, A-M and A-J Certificates, $1,000,000 minimum
                         (notional) for the Class XP Certificates and $100,000
                         minimum for the Class B, C, D and E Certificates.

SETTLEMENT DATE          On or about July   , 2005.

SETTLEMENT TERMS         Book-entry through DTC for all Offered Certificates.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        3

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

DISTRIBUTION DATE        The 10th day of each month, or if such 10th day is not
                         a Business Day, the next succeeding Business Day. The
                         first Distribution Date with respect to the Offered
                         Certificates will occur in August 2005.

DETERMINATION DATE       For any Distribution Date, the earlier of (i) the sixth
                         day of the month in which the related Distribution Date
                         occurs, or if such sixth day is not a Business Day,
                         then the immediately preceding Business Day, and (ii)
                         the fourth Business Day prior to the related
                         Distribution Date.

INTEREST DISTRIBUTIONS   Each Class of Offered Certificates will be entitled on
                         each Distribution Date to interest accrued at its
                         Pass-Through Rate for such Distribution Date on the
                         outstanding Certificate Balance of such Class during
                         the prior calendar month. Interest will be distributed
                         on each Distribution Date in sequential order of class
                         designations with the Class A-1, A-2, A-3A, A-3B, A-SB,
                         A-4, XC and XP Certificates ranking pari passu in
                         entitlement to interest.

PRINCIPAL DISTRIBUTIONS  Principal will be distributed on each Distribution Date to the Class of Sequential Pay Certificates outstanding
                         with the earliest sequential Class designation until
                         its Certificate Balance is reduced to zero (except that
                         the Class A-SB Certificates are entitled to certain
                         priority on each Distribution Date with respect to
                         being paid down to their planned principal balance as
                         described in the prospectus supplement). If, due to
                         losses, the Certificate Balances of the Class A-M
                         through Class Q Certificates are reduced to zero but
                         any two or more classes of Class A-1, A-2, A-3A, A-3B,
                         A-SB or A-4 Certificates remain outstanding, payments
                         of principal to the outstanding Class A-1, A-2, A-3A,
                         A-3B, A-SB and A-4 Certificates will be made on a pro
                         rata basis.

LOSSES                   To be applied first to the Class Q Certificates, then
                         to the next most subordinate Class of Sequential Pay
                         Certificates until the Certificate Balance of each such
                         succeeding Class of Sequential Pay Certificates is
                         reduced to zero, and following the reduction of the
                         Certificate Balance of the Class A-M Certificates to
                         zero, pro rata to the Class A-1, A-2, A-3A, A-3B, A-SB
                         and A-4 Certificates. However, with respect to the
                         Pacific Arts Plaza Whole Loan (as to which only the
                         related A-1 note is in the trust fund), losses will be
                         applied first to the subordinate component of the A-1
                         note, and then pro rata among the A-2 note and the
                         senior component of the A-1 note. As a result of such
                         application, losses on such loan will be borne first by
                         the Class PA Certificates and then, following the
                         reduction of the Certificate Balances of the Class PA
                         Certificates to zero, the pro rata portion of losses
                         allocable to the senior component of the A-1 note will
                         be applied to the Classes of Sequential Pay
                         Certificates as described above. Similarly, with
                         respect to the WB Component Mortgage Loan, losses will
                         be applied first to the subordinate component of the WB
                         Component Mortgage Loan. As a result of such
                         application, losses on such loan will be borne first by
                         the Class WB Certificates (which corresponds to the
                         subordinate component of the WB Component Mortgage
                         Loan) then, following the reduction of the Certificate
                         Balances of the Class WB Certificates to zero, losses
                         allocable to the senior component of the WB Component
                         Mortgage Loan will be applied to the Classes of
                         Sequential Pay Certificates, as described above.

PREPAYMENT PREMIUMS      The manner in which any prepayment premiums received
                         during a particular Collection Period will be allocated
                         to one or more of the Classes of Offered Certificates
                         is described in the "Description of the
                         Certificates--Distributions--Distributions of
                         Prepayment Premiums" in the prospectus supplement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        4

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

ADVANCES                 Subject to certain limitations, including, but not
                         limited to, a recoverability determination, the Master
                         Servicer will be required to advance certain principal,
                         interest and other expenses. In the event that the
                         Master Servicer fails to make such advances, the
                         Trustee or the Fiscal Agent may be required to do so.

APPRAISAL REDUCTIONS     Promptly following the occurrence of (1) any Mortgage
                         Loan or any Serviced Whole Loan becoming a Modified
                         Mortgage Loan; (2) any Monthly Payment with respect to
                         any Mortgage Loan or any Serviced Whole Loan remaining
                         unpaid for 60 days past the Due Date for such payment;
                         (3) the passage of 60 days after the Special Servicer
                         receives notice that the mortgagor under such Mortgage
                         Loan or Serviced Whole Loan becomes the subject of
                         bankruptcy, insolvency or similar proceedings, which
                         remain undischarged and undismissed; (4) the passage of
                         60 days after the Special Servicer receives notice that
                         a receiver or similar official is appointed with
                         respect to the related Mortgaged Property; (5) the
                         related Mortgaged Property becoming an REO Property; or
                         (6) the passage of 60 days after the third extension of
                         a Mortgage Loan or a Serviced Whole Loan, the Special
                         Servicer will obtain an appraisal on the related
                         Mortgaged Property. Advances of delinquent interest on
                         the most subordinate class or classes will be reduced
                         to the extent of the interest on the Appraisal
                         Reduction Amount. The Appraisal Reduction Amount will
                         generally be equal to the difference between (a) the
                         scheduled balance of the Mortgage Loan or Serviced
                         Whole Loan plus any unpaid advances outstanding and
                         other amounts payable with respect thereto and (b) an
                         amount equal to 90% of the appraised value of the
                         Mortgaged Property.

OPTIONAL TERMINATION     The Master Servicer, the Special Servicer and certain
                         Certificateholders will have the option to terminate
                         the Trust, in whole but not in part, and purchase the
                         remaining assets of the Trust on or after the
                         Distribution Date on which the Stated Principal Balance
                         of the Mortgage Loans then outstanding is less than 1%
                         of the Initial Pool Balance. Such purchase price will
                         generally be at a price equal to the unpaid aggregate
                         principal balance of the Mortgage Loans (or fair market
                         value in the case of REO Properties), plus accrued and
                         unpaid interest and certain other additional trust fund
                         expenses.

CONTROLLING CLASS        The most subordinate Class of Sequential Pay
                         Certificates with an outstanding Certificate Balance at
                         least equal to 25% of its initial Certificate Balance
                         or, if no such Class satisfies such criteria, the Class
                         of Sequential Pay Certificates with the then largest
                         outstanding Class Balance. With respect to the Pacific
                         Arts Plaza Whole Loan, however, the controlling class
                         will be the holder of a majority interest in the Class
                         PA Certificates. With respect to the WB Component
                         Mortgage Loan, the controlling holder will be the
                         holder of a majority interest in the Class WB
                         Certificiates. In each such case and subject to similar
                         criteria, according to the terms of the related
                         intercreditor agreements and otherwise as described in
                         the prospectus supplement.

ERISA                    The Offered Certificates are expected to be ERISA
                         eligible.

SMMEA                    The Offered Certificates are not expected to be
                         "mortgage-related securities" for the purposes of
                         SMMEA.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        5

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

CONTACT INFORMATION
--------------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC                   BEAR, STEARNS & CO. INC.
Bill Hale                                        Craig Sedmak
(704) 388-1597 (Phone)                           (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                             (917) 849-0223 (Fax)
bill.e.hale@bankofamerica.com                    csedmak@bear.com

Geordie Walker                                   Tim Koltermann
(704) 388-1597 (Phone)                           (212) 272-4953 (Phone)
(704) 388-9677 (Fax)                             (917) 849-0223 (Fax)
geordie.r.walker@bankofamerica.com               tkoltermann@bear.com

Chuck Mather                                     Jignesh Patel
(704) 388-1597 (Phone)                           (212) 272-6184 (Phone)
(704) 388-9677 (Fax)                             (917) 849-0223 (Fax)
charles.mather@bankofamerica.com                 jignesh.patel@bear.com

Chris Springer
(704) 388-1597 (Phone)
(704) 388-9677 (Fax)
chris.springer@bankofamerica.com

                              BARCLAYS CAPITAL INC.
                              Brian Dixon
                              (212) 412-2663 (Phone)
                              (212) 412-7305 (Fax)
                              brian.dixon@barcap.com

                              Craig Leonard
                              (212) 412-2663 (Phone)
                              (212) 412-7305 (Fax)
                              craig.leonard@barcap.com

                              Sang Yu
                              (212) 412-3685 (Phone)
                              (212) 412-1678 (Fax)
                              sang.yu@barcap.com

GOLDMAN, SACHS & CO.                             GREENWICH CAPITAL MARKETS, INC.
Emily Brooks                                     Chris McCormack
(212) 902-7264 (Phone)                           (203) 625-2900 (Phone)
(212) 346-3594 (Fax)                             (203) 618-2052 (Fax)
emily.brooks@gs.com                              mccormc@gcm.com

Scott Wisenbaker                                 Brian Schwartz
(212) 902-2858 (Phone)                           (203) 625-2900 (Phone)
(212) 346-3594 (Fax)                             (212) 618-2033 (Fax)
scott.wisenbaker@gs.com                          brian.schwartz@gcm.com

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        6

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

GENERAL CHARACTERISTICS                                            MORTGAGE POOL

Number of Mortgage Loans ........................................            109
Number of Mortgaged Properties ..................................            125
Aggregate Balance of all Mortgage Loans(1) ...................... $2,161,044,350
Number of Balloon Payment Mortgage Loans(2) .....................             74
Aggregate Balance of Balloon Payment Mortgage Loans(2) .......... $1,225,939,944
Number of Anticipated Repayment Date Mortgage Loans(3) ..........              1
Aggregate Balance of Anticipated Repayment Date
  Mortgage Loans(3) .............................................    $11,623,000
Number of Interest Only Mortgage Loans(3) .......................             35
Aggregate Balance of Interest Only Mortgage Loans(3) ............   $935,104,406
Maximum Balance .................................................   $200,000,000
Minimum Balance .................................................   $    997,977
Average Balance .................................................   $ 19,826,095
Number of Cross-Collateralized and Cross-Defaulted Loan Pools ...              9
Maximum Balance for a Group of Cross-Collateralized and
  Cross-Defaulted Mortgage Loans ................................    $51,834,508
Weighted Average Cut-off Date LTV Ratio .........................          67.6%
Maximum Cut-off Date LTV Ratio ..................................          81.5%
Minimum Cut-off Date LTV Ratio ..................................          20.6%
Weighted Average DSCR ...........................................          1.59x
Maximum DSCR ....................................................          5.06x
Minimum DSCR ....................................................          1.07x
Weighted Average LTV at Maturity or Anticipated Repayment Date ..          62.7%
Range of Mortgage Loan Interest Rates ...........................  4.298%-5.970%
Weighted Average Mortgage Loan Interest Rate ....................         5.229%
Range of Remaining Term to Maturity or Anticipated
  Repayment Date (months) .......................................       54 - 169
Weighted Average Remaining Term to Maturity or Anticipated
  Repayment Date (months) .......................................             97

--------------------
See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

(1)  Subject to a permitted variance of plus or minus 5%.

(2)  Excludes Mortgage Loans that are Interest Only until maturity or until the anticipated repayment date.

(3)  With respect to one Mortgage Loan, Loan No. 58624, the Mortgage Loan is
     both an ARD Loan and Interest Only which results in such Mortgage Loan appearing in each category.

*    One Mortgage Loan, Loan No. 58851 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 6.1% of the Initial Pool
     Balance, is part of a split loan structure evidenced by two pari passu promissory notes referred to as note A-1 and note A-2. The note A-1, which is the only note included in the Trust, has been divided into a senior component and a subordinate component. The subordinate component is included in the Trust, but does not back any of the Offered Certificates.
     The cut-off date balance of this Mortgage Loan has been calculated based upon the senior component of note A-1. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as may be otherwise noted
     herein, was calculated based upon the two senior notes (excluding the subordinate component). Such ratios would be lower (in the case of debt service coverage) and higher (in the case of loan-to-value ratios) if the related subordinate component were included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely upon the outstanding principal balance of the note A-1
     (excluding the subordinate component) included in the Trust.

     One Mortgage Loan, Loan No. 58884 (such Loan Number is set forth in Annex A to the prospectus supplement), representing 9.3% of the Initial Pool
     Balance, is part of a componentized structure, which includes a senior component and a subordinate component. The subordinate component is included in the Trust, but does not back any of the Offered Certificates.
     The cut-off date balance for this Mortgage Loan was calculated based solely upon the senior component. Each cut-off date balance per unit, loan-to-value ratio and debt service coverage ratio calculated in this term sheet with respect to this Mortgage Loan, except as otherwise noted herein, was calculated based upon the senior component. Such ratios would be lower
     (in the case of debt service coverage ratios) and higher (in the case of loan-to-value ratios) if the subordinate component was included. For purposes of weighting such debt service coverage ratios and loan-to-value ratios, such weighting is based solely on the outstanding principal balance of the senior component (excluding the subordinate component) included in the Trust.

     The sum of aggregate percentage calculations may not equal 100% due to rounding. Debt service coverage ratio was calculated based on the net cash flow unless otherwise noted in this term sheet.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        7

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*

--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

                      Office                   37.9%
                      Retail                   33.4%
                      Multifamily              13.1%
                      Hotel                     9.5%
                      Industrial                2.8%
                      Other                     1.7%
                      Self Storage              0.9%
                      Manufactured Housing      0.6%

PROPERTY TYPE



                                                                WEIGHTED                     WEIGHTED                     WEIGHTED
                      NUMBER OF    AGGREGATE        % OF         AVERAGE       MIN/MAX        AVERAGE       MIN/MAX       AVERAGE
                      MORTGAGED   CUT-OFF DATE  INITIAL POOL  UNDERWRITTEN   UNDERWRITTEN  CUT-OFF DATE  CUT-OFF DATE     MORTGAGE
PROPERTY TYPE        PROPERTIES     BALANCE        BALANCE        DSCR           DSCR        LTV RATIO     LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------------------

Office                    33     $  820,068,830      37.9%         1.62x    1.07x / 5.06x      65.0%      20.6%/79.8%      5.239%
------------------------------------------------------------------------------------------------------------------------------------
Retail                    39        722,728,831      33.4          1.69x    1.20x / 2.90x      67.1%      46.1%/80.0%      5.107%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored                33        684,486,147      31.7          1.71x    1.20x / 2.90x      66.8%      46.1%/80.0%      5.086%
------------------------------------------------------------------------------------------------------------------------------------
  Shadow Anchored          3         27,655,000       1.3          1.41x    1.22x / 2.41x      73.4%      59.0%/74.8%      5.443%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored               3         10,587,685       0.5          1.45x    1.25x / 1.55x      76.1%      69.0%/79.9%      5.603%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily               18        283,990,708      13.1          1.29x    1.11x / 1.55x      74.5%      61.2%/81.5%      5.286%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                     19        204,923,432       9.5          1.46x    1.22x / 1.74x      71.2%      64.8%/74.9%      5.535%
------------------------------------------------------------------------------------------------------------------------------------
Industrial                 6         60,690,143       2.8          1.42x    1.20x / 1.80x      70.3%      54.4%/80.0%      5.446%
------------------------------------------------------------------------------------------------------------------------------------
Other                      2         35,675,000       1.7          2.21x    2.11x / 2.59x      56.1%      49.8%/57.9%      4.790%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage               5         19,739,205       0.9          1.53x    1.26x / 2.02x      63.0%      53.3%/79.4%      5.330%
------------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing       3         13,228,201       0.6          1.23x    1.21x / 1.26x      77.7%      75.9%/79.3%      5.373%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG           125     $2,161,044,350     100.0%         1.59X    1.07X / 5.06X      67.6%      20.6%/81.5%      5.229%
------------------------------------------------------------------------------------------------------------------------------------


*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        8

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

NEW YORK                       FLORIDA                     NORTH DAKOTA
8 properties                   6 properties                1 property
$375,282,507                   $52,865,000                 $4,500,000
17.4% of total                 2.4% of total               0.2% of total

NEW HAMPSHIRE                  KENTUCKY                    MISSOURI
1 property                     8 properties                3 properties
$21,420,000                    $87,000,510                 $27,189,708
1.0% of total                  4.0% of total               1.3% of total

MASSACHUSETTS                  ALABAMA                     MINNESOTA
2 properties                   2 properties                1 property
$14,697,042                    $6,069,000                  $189,320,140
0.7% of total                  0.3% of total               8.8% of total

CONNECTICUT                    KANSAS                      IOWA
4 properties                   2 properties                1 property
$63,330,000                    $15,732,360                 $12,208,120
2.9% of total                  0.7% of total               0.6% of total

RHODE ISLAND                   OKLAHOMA                    WISCONSIN
1 property                     1 property                  2 properties
$6,284,000                     $5,740,000                  $15,249,034
0.3% of total                  0.3% of total               0.7% of total

NEW JERSEY                     TEXAS                       ILLINOIS
4 properties                   13 properties               7 properties
$35,760,943                    $151,852,118                $92,550,705
1.7% of total                  7.0% of total               4.3% of total

MARYLAND                       COLORADO                    MICHIGAN
3 properties                   9 properties                4 properties
$161,394,341                   $63,612,808                 $20,086,037
7.5% of total                  2.9% of total               0.9% of total

VIRGINIA                       ARIZONA                     INDIANA
2 properties                   3 properties                3 properties
$28,161,761                    $98,000,000                 $26,676,351
1.3% of total                  4.5% of total               1.2% of total

NORTH CAROLINA                 CALIFORNIA                  OHIO
2 properties                   19 properties               4 properties
$34,260,000                    $428,256,489                $24,316,300
1.6% of total                  19.8% of total              1.1% of total

TENNESSEE                      NEVADA                      PENNSYLVANIA
1 property                     1 property                  2 properties
$55,125,000                    $6,143,249                  $9,927,382
2.6% of total                  0.3% of total               0.5% of total

GEORGIA                        WASHINGTON
3 properties                   2 properties
$23,442,750                    $4,590,694
1.1% of total                  0.2% of total

                                                   -----------------------------
                                                    [ ] < 1.0%
                                                        of Initial Pool Balance

                                                    [ ] 1.0% - 5.0%
                                                        of Initial Pool Balance

                                                    [ ] 5.1% - 10.0%
                                                        of Initial Pool Balance

                                                    [ ] > 10.0%
                                                        of Initial Pool Balance
                                                   -----------------------------

PROPERTY LOCATION


                                                                            WEIGHTED         WEIGHTED      WEIGHTED
                      NUMBER OF         AGGREGATE                            AVERAGE          AVERAGE       AVERAGE
                      MORTGAGED      CUT-OFF DATE       % OF INITIAL    UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
STATES               PROPERTIES           BALANCE       POOL BALANCE            DSCR        LTV RATIO          RATE
--------------------------------------------------------------------------------------------------------------------

California+              19        $  428,256,489           19.8%            1.36x            70.4%          5.238%
--------------------------------------------------------------------------------------------------------------------
  Southern               12           279,464,910           12.9             1.46x            67.0%          5.177%
--------------------------------------------------------------------------------------------------------------------
  Northern                7           148,791,579            6.9             1.18x            76.8%          5.353%
--------------------------------------------------------------------------------------------------------------------
New York                  8           375,282,507           17.4             1.76x            60.8%          5.366%
--------------------------------------------------------------------------------------------------------------------
Minnesota                 1           189,320,140            8.8             1.29x            74.2%          4.861%
--------------------------------------------------------------------------------------------------------------------
Maryland                  3           161,394,341            7.5             1.76x            67.5%          5.062%
--------------------------------------------------------------------------------------------------------------------
Texas                    13           151,852,118            7.0             1.57x            70.4%          5.297%
--------------------------------------------------------------------------------------------------------------------
Arizona                   3            98,000,000            4.5             2.45x            61.5%          4.944%
--------------------------------------------------------------------------------------------------------------------
Illinois                  7            92,550,705            4.3             1.38x            69.2%          5.512%
--------------------------------------------------------------------------------------------------------------------
Kentucky                  8            87,000,510            4.0             1.51x            64.6%          5.255%
--------------------------------------------------------------------------------------------------------------------
Colorado                  9            63,612,808            2.9             1.45x            73.1%          5.554%
--------------------------------------------------------------------------------------------------------------------
Connecticut               4            63,330,000            2.9             1.47x            65.3%          5.041%
--------------------------------------------------------------------------------------------------------------------
Others                   50           450,444,732           20.8             1.63x            68.1%          5.277%
--------------------------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG          125        $2,161,044,350          100.0%            1.59X            67.6%          5.229%
--------------------------------------------------------------------------------------------------------------------


o    THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 32 STATES.

*    See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+    Northern California properties have a zip code greater than or equal to
     93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                        9

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE*
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------------
                             NO. OF        AGGREGATE
                           MORTGAGE     CUT-OFF DATE      % OF
                              LOANS      BALANCE ($)      POOL
------------------------------------------------------------------
 $997,977 -- $999,999             1          997,977       0.0
 $1,000,000 -- $1,999,999         2        3,635,000       0.2
 $2,000,000 -- $2,999,999         5       13,317,469       0.6
 $3,000,000 -- $3,999,999        14       48,807,287       2.3
 $4,000,000 -- $4,999,999         3       13,084,000       0.6
 $5,000,000 -- $7,499,999        19      120,528,183       5.6
 $7,500,000 -- $9,999,999        17      143,448,683       6.6
 $10,000,000 -- $14,999,999      17      192,243,235       8.9
 $15,000,000 -- $19,999,999       7      118,140,336       5.5
 $20,000,000 -- $29,999,999       7      173,034,261       8.0
 $30,000,000 -- $49,999,999       8      282,202,286      13.1
 $50,000,000 -- $99,999,999       4      314,720,000      14.6
 $100,000,000 -- $200,000,000     5      736,885,632      34.1
------------------------------------------------------------------
 TOTAL                          109    2,161,044,350     100.0
------------------------------------------------------------------
 Min: $997,977      Max: $200,000,000       Average: $19,826,095
------------------------------------------------------------------

PROPERTY LOCATION
--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 California+             19      428,256,489      19.8
   Southern              12      279,464,910      12.9
   Northern               7      148,791,579       6.9
 New York                 8      375,282,507      17.4
 Minnesota                1      189,320,140       8.8
 Maryland                 3      161,394,341       7.5
 Texas                   13      151,852,118       7.0
 Arizona                  3       98,000,000       4.5
 Illinois                 7       92,550,705       4.3
 Kentucky                 8       87,000,510       4.0
 Colorado                 9       63,612,808       2.9
 Connecticut              4       63,330,000       2.9
 Others                  50      450,444,732      20.8
--------------------------------------------------------
 TOTAL:                 125    2,161,044,350     100.0
--------------------------------------------------------

PROPERTY TYPE
--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 Office                  33    $ 820,068,830      37.9
 Retail                  39      722,728,831      33.4
    Anchored             33      684,486,147      31.7
    Shadow Anchored       3       27,655,000       1.3
    Unanchored            3       10,587,685       0.5
 Multifamily             18      283,990,708      13.1
 Hotel                   19      204,923,432       9.5
 Industrial               6       60,690,143       2.8
 Other                    2       35,675,000       1.7
 Self Storage             5       19,739,205       0.9
 Manufactured Housing     3       13,228,201       0.6
--------------------------------------------------------
 TOTAL:                 125    2,161,044,350     100.0
--------------------------------------------------------

MORTGAGE RATE (%)

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 4.298% -- 4.499%         1       11,623,000       0.5
 4.500% -- 4.749%         9       60,731,800       2.8
 4.750% -- 4.999%         9      610,553,260      28.3
 5.000% -- 5.249%        19      480,552,832      22.2
 5.250% -- 5.499%        27      418,498,745      19.4
 5.500% -- 5.749%        39      417,896,736      19.3
 5.750% -- 5.970%         5      161,187,976       7.5
--------------------------------------------------------
 TOTAL:                 109    2,161,044,350     100.0
--------------------------------------------------------
 Min: 4.298%  Max: 5.970%              Wtd Avg: 5.229%
--------------------------------------------------------

ORIGINAL TERM TO STATED MATURITY OR ARD (MOS)

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 60 -- 83                27      522,134,271      24.2
 84 -- 99                 8      414,935,476      19.2
 100 -- 120              73    1,181,974,603      54.7
 180                      1       42,000,000       1.9
--------------------------------------------------------
 TOTAL:                 109    2,161,044,350     100.0
--------------------------------------------------------
 Min: 60            Max: 18                Wtd Avg: 100
--------------------------------------------------------

REMAINING TERM TO STATED MATURITY OR ARD (MOS)

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 54 -- 59               24       500,571,771      23.2
 60 -- 79                4       105,562,500       4.9
 80 -- 99                7       330,935,476      15.3
 100 -- 119             63     1,069,493,143      49.5
 120 -- 139             10       112,481,460       5.2
 140 -- 169              1        42,000,000       1.9
--------------------------------------------------------
 TOTAL:                109     2,161,044,350     100.0
--------------------------------------------------------
 Min: 54       Max: 169                    Wtd Avg: 97
--------------------------------------------------------

PREPAYMENT PROVISION SUMMARY

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 Lockout/Defeasance/Open 83    1,882,109,901      87.1
 Lockout/Yield
     Maintenance/Open    25      269,894,306      12.5
 Yield Maintenance/Open   1        9,040,143       0.4
--------------------------------------------------------
 TOTAL:                 109    2,161,044,350     100.0
--------------------------------------------------------

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 20.6% -- 29.9%           1        9,000,000       0.4
 30.0% -- 49.9%           2       20,050,000       0.9
 50.0% -- 59.9%          19      291,439,182      13.5
 60.0% -- 64.9%          15      649,898,940      30.1
 65.0% -- 69.9%          12      127,183,202       5.9
 70.0% -- 74.9%          41      799,391,891      37.0
 75.0% -- 79.9%          15      224,381,134      10.4
 80.0% -- 81.5%           4       39,700,000       1.8
--------------------------------------------------------
 TOTAL:                 109    2,161,044,350     100.0
--------------------------------------------------------
 Min: 20.6%       Max: 81.5%            Wtd Avg: 67.6%
--------------------------------------------------------

LOAN-TO-VALUE RATIO AT MATURITY OR ARD (%)

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 20.6% -- 24.9%           1        9,000,000       0.4
 25.0% -- 49.9%           8      145,905,896       6.8
 50.0% -- 59.9%          46      678,161,591      31.4
 60.0% -- 64.9%          19      490,102,278      22.7
 65.0% -- 69.9%          17      307,562,360      14.2
 70.0% -- 74.9%          14      462,512,225      21.4
 75.0% -- 80.0%           4       67,800,000       3.1
--------------------------------------------------------
 TOTAL:                 109    2,161,044,350     100.0
--------------------------------------------------------
 Min: 20.6%   Max: 80.0%                Wtd Avg: 62.7%
--------------------------------------------------------

DEBT SERVICE COVERAGE RATIOS (X)

--------------------------------------------------------
                     NO. OF        AGGREGATE
                  MORTGAGED     CUT-OFF DATE      % OF
                 PROPERTIES      BALANCE ($)      POOL
--------------------------------------------------------
 1.07x -- 1.19x          3        89,916,014       4.2
 1.20x -- 1.24x         17       197,367,005       9.1
 1.25x -- 1.29x         15       340,064,876      15.7
 1.30x -- 1.34x          7       103,741,337       4.8
 1.35x -- 1.39x          9       230,890,224      10.7
 1.40x -- 1.49x         14       164,300,491       7.6
 1.50x -- 1.59x         14       336,727,682      15.6
 1.60x -- 1.69x          2        20,186,322       0.9
 1.70x -- 1.79x          5       241,838,216      11.2
 1.80x -- 1.89x          2       117,100,000       5.4
 1.90x -- 1.99x          1         7,227,382       0.3
 2.00x -- 2.99x         19       302,684,800      14.0
 3.00x -- 5.06x          1         9,000,000       0.4
--------------------------------------------------------
 TOTAL:                109     2,161,044,350     100.0
--------------------------------------------------------
 Min: 1.07x   Max: 5.06x                Wtd Avg: 1.59x
--------------------------------------------------------

*     See the "Glossary of Principal Definitions" in the prospectus supplement for definitions and information relating to the calculation of loan-to-value and debt service coverage ratios.

+     Northern California properties have a zip code greater than or equal to
      93600. Southern California properties have a zip code less than 93600.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       10

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS BASED ON OUTSTANDING PRINCIPAL BALANCE



PREPAYMENT PROVISIONS(1)                                JUL-05          JUL-06          JUL-07
---------------------------------------------- --------------- --------------- ---------------

Lockout/Defeasance                                    99.58%          99.59%          95.53%
Yield Maintenance(2)                                   0.42%           0.41%           4.47%
Open                                                   0.00%           0.00%           0.00%
----------------------------------------------    ---------       ---------       ---------
Total                                                100.00%         100.00%         100.00%
----------------------------------------------    ---------       ---------       ---------
Total Beginning Balance (in millions)            $ 2,161.04      $ 2,151.33      $ 2,138.95
Percent of Aggregate Cut-off Date Balance(3)         100.00%          99.55%          98.98%
----------------------------------------------   ----------      ----------      ----------

PREPAYMENT PROVISIONS(1)                                JUL-08          JUL-09          JUL-10         JUL-11
---------------------------------------------- --------------- --------------- --------------- --------------

Lockout/Defeasance                                    90.52%          88.83%          92.79%          92.74%
Yield Maintenance(2)                                   9.48%          11.17%           7.21%           7.26%
Open                                                   0.00%           0.00%           0.00%           0.00%
----------------------------------------------    ---------       ---------       ---------       ---------
Total                                                100.00%         100.00%         100.00%         100.00%
----------------------------------------------    ---------       ---------       ---------       ---------
Total Beginning Balance (in millions)             $2,124.50       $2,106.48       $1,591.65       $1,565.91
Percent of Aggregate Cut-off Date Balance(3)          98.31%          97.48%          73.65%          72.46%
----------------------------------------------   ----------      ----------      ----------      ----------




PREPAYMENT PROVISIONS(1)               JUL-12          JUL-13          JUL-14
----------------------------- --------------- --------------- ---------------

Lockout/Defeasance                   90.18%          90.15%          83.20%
Yield Maintenance(2)                  9.82%           9.85%           9.89%
Open                                  0.00%           0.00%           6.91%
-----------------------------    ---------       ---------       ---------
Total                               100.00%         100.00%         100.00%
-----------------------------    ---------       ---------       ---------
Total Beginning Balance (in
 millions)                       $1,146.02       $1,129.91       $1,112.88
Percent of Aggregate Cut-off
 Date Balance(3)                     53.03%          52.29%          51.50%
-----------------------------   ----------      ----------      ----------

PREPAYMENT PROVISIONS(1)             JUL-15        JUL-16        JUL-17        JUL-18       JUL-19
----------------------------- ------------- ------------- ------------- ------------- ------------

Lockout/Defeasance                  0.00%         0.00%         0.00%         0.00%         0.00%
Yield Maintenance(2)              100.00%       100.00%       100.00%       100.00%         0.00%
Open                                0.00%         0.00%         0.00%         0.00%       100.00%
-----------------------------     ------        ------        ------        ------        ------
Total                             100.00%       100.00%       100.00%       100.00%       100.00%
-----------------------------     ------        ------        ------        ------        ------
Total Beginning Balance (in
 millions)                       $41.33        $40.57        $39.76        $38.89        $37.97
Percent of Aggregate Cut-off
 Date Balance(3)                    1.91%         1.88%         1.84%         1.80%         1.76%
-----------------------------   --------      --------      --------      --------      --------


(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans (except that an ARD Loan will be repaid on its Anticipated
      Repayment Date).

(2)   As of the Cut-off Date, one Mortgage Loan, representing 0.4% of the
      Initial Pool Balance, is not subject to a Lock-out Period but is subject to Yield Maintenance prepayment provisions. In addition, as of the
      Cut-off Date, 25 Mortgage Loans, representing 12.5% of the Initial Pool
      Balance, are subject to yield maintenance prepayment provisions after the lock-out period. The remaining Mortgage Loans, representing 87.1% of the
      Initial Pool Balance, are subject to defeasance after an initial restriction period. All of the above-described Mortgage Loans also have an open period on or prior to maturity during which prepayment may be made without any required yield maintenance or prepayment premium.

(3)   As of the Cut-off Date.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       11

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS OR CROSSED POOL*

--------------------------------------------------------------------------------
The following table and summaries describe the ten largest Mortgage Loans or
Crossed Pool in the Mortgage Pool by Cut-off Date Balance:

     TEN LARGEST MORTGAGE LOANS OR CROSSED POOL BY CUT-OFF DATE BALANCE(1)



                                                            % OF
                                            CUT-OFF       INITIAL
                                              DATE          POOL      PROPERTY
LOAN NAME                                   BALANCE       BALANCE       TYPE
-------------------------------------- ----------------- --------- -------------

 Woolworth Building(3) ...............  $  200,000,000       9.3%         Office
 Ridgedale Center ....................     189,320,140       8.8          Retail
 Pacific Arts Plaza(3) ...............     132,000,000       6.1          Office
 Marley Station ......................     114,400,000       5.3          Retail
 IPC Louisville Portfolio ............     101,165,492       4.7          Office
 Mission Pointe Apartments ...........      84,000,000       3.9     Multifamily
 Fiesta Mall .........................      84,000,000       3.9          Retail
 Queens Atrium .......................      76,720,000       3.6          Office
 FRI Portfolio .......................      70,000,000       3.2          Office
 IPC New York/Wichita Portfolio ......      51,834,508       2.4          Office
                                        --------------      ----
 TOTAL/WTD. AVG. .....................  $1,103,440,140      51.1%
                                        ==============      ====

                                         CUT-OFF       LTV
                                        DATE LTV      RATIO      UNDERWRITTEN    MORTGAGE
LOAN NAME                                 RATIO    AT MATURITY       DSCR        RATE(2)
-------------------------------------- ---------- ------------- -------------- -----------

 Woolworth Building(3) ...............     62.5%       62.5%          1.70x        5.151%
 Ridgedale Center ....................     74.2%       68.7%          1.29x        4.861%
 Pacific Arts Plaza(3) ...............     71.4%       71.4%          1.40x        4.906%
 Marley Station ......................     64.3%       64.3%          1.87x        4.891%
 IPC Louisville Portfolio ............     62.5%       55.6%          1.54x        5.177%
 Mission Pointe Apartments ...........     79.8%       74.0%          1.11x        5.263%
 Fiesta Mall .........................     59.7%       59.7%          2.65x        4.875%
 Queens Atrium .......................     51.1%       45.8%          2.06x        5.778%
 FRI Portfolio .......................     73.7%       73.7%          1.57x        5.657%
 IPC New York/Wichita Portfolio ......     62.8%       55.9%          1.39x        5.177%
 TOTAL/WTD. AVG. .....................     66.8%       64.1%          1.63X        5.112%


*     The general (*) footnote under the "GENERAL CHARACTERISTICS" table on page 8 to this term sheet also applies to this table.

(1)   For the crossed pool, the information is the total or weighted average of the information for the mortgage loans in the crossed pool.

(2)   Interest rates were rounded to three decimals.

(3)   Interest rate is subject to change (prior to pricing).

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       12

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

                    [3 PHOTOS OF WOOLWORTH BUILDING OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       13

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

                           SIGNIFICANT MORTGAGE LOANS

WOOLWORTH BUILDING



                     LOAN INFORMATION

 LOAN SELLER:                Bank of America
 ORIGINAL SENIOR COMPONENT
      PRINCIPAL BALANCE:     $200,000,000
 FIRST PAYMENT DATE:         July 1, 2005
 TERM/AMORTIZATION:          120/0 months
 INTEREST ONLY PERIOD:       120 months
 MATURITY DATE:              June 1, 2015
 EXPECTED SENIOR COMPONENT
      MATURITY BALANCE:      $200,000,000
 BORROWING ENTITY:           233 Broadway Owners, LLC
 INTEREST CALCULATION:       Actual/360
 CALL PROTECTION:            Lockout/Defeasance:
                             116 payments
                             Open: 4 payments
 SUBORDINATE COMPONENT:      $50,000,000 portion
                             (subordinate component)
                             included in the trust fund
                             and future mezzanine
                             indebtedness.
 UP-FRONT RESERVES:
  TAX RESERVE:               Yes
  TI/LC RESERVE:             $  2,394,517
 ONGOING MONTHLY RESERVES:
  TAX RESERVE:               Yes
  REPLACEMENT RESERVE:       $     16,536
  TI/LC RESERVE:             $     32,078
 LOCKBOX:                    Hard




                  FINANCIAL INFORMATION

 WHOLE LOAN CUT-OFF DATE BALANCE:        $250,000,000
 SENIOR COMPONENT CUT-OFF DATE BALANCE:  $200,000,000
 SUBORDINATE COMPONENT CUT-OFF DATE      $50,000,000
BALANCE:
                          WHOLE LOAN      WHOLE LOAN
                         (EXCLUDING       (INCLUDING
                         SUBORDINATE      SUBORDINATE
                          COMPONENT)      COMPONENT)
                           --------      ------------
 CUT-OFF DATE LTV:         62.5%            78.1%
 MATURITY DATE LTV:        62.5%            78.1%
 UNDERWRITTEN DSCR(1):     1.70 x             1.23 x
 MORTGAGE RATE(2):         5.151%             5.688%


(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places and is subject to change (prior to pricing).



                  PROPERTY INFORMATION

 PROPERTY TYPE:                   Office
 PROPERTY SUB TYPE:               Central Business
                                  District
 LOCATION:                        New York, NY
 YEAR BUILT/RENOVATED:            1913/2002
 NET RENTABLE SQUARE FEET(1):     811,791
 CUT-OFF BALANCE PER SF(1):       $246
 OCCUPANCY AS OF 04/30/05(1):     96.0%
 OWNERSHIP INTEREST:              Fee
 PROPERTY MANAGEMENT:             The Witkoff Group
                                  LLC & Cammeby's
                                  Management
                                  Company LLC
 U/W NET CASH FLOW:               $ 17,765,852
 APPRAISED VALUE:                 $320,000,000


(1)   Excludes the tower portion (115,450 square feet) of the total square feet which is expected to be released for residential condo conversion. The occupancy is 84.1% including the tower portion.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       14

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                            FULL YEAR        FULL YEAR
                                         UNDERWRITTEN      (12/31/04)       (12/31/03)
                                       ---------------- ---------------- ----------------

 Effective Gross Income ..............   $30,037,373      $29,572,082     $28,796,230
 Total Expenses ......................   $11,365,474      $11,798,536     $10,878,147
 Net Operating Income (NOI) ..........   $18,671,899      $17,773,546     $17,918,083
 Cash Flow (CF) ......................   $17,765,852      $17,773,546     $17,918,083
 DSCR on NOI(1) ......................         1.79x            1.70x           1.72x
 DSCR on CF(1) .......................         1.70x            1.70x           1.72x


(1)   Based on an aggregate principal balance of $200,000,000 (the original whole loan principal balance excluding the subordinate component).

                            TENANT INFORMATION(1)(2)
--------------------------------------------------------------------------------



                                      RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                         MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
---------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -------------

 U.S. Securities and Exchange
  Commission .....................   Not Rated     168,588       20.8%  $ 44.00     $ 7,417,872       25.1%     03/31/2012
 New York University .............   Not Rated      94,076       11.6   $ 30.17       2,838,273        9.6      12/31/2017
 Moneyline Network ...............   Not Rated      56,196        6.9   $ 45.00       2,528,820        8.6      09/30/2011
 The NYC Police Pension Fund .....   Not Rated      56,196        6.9   $ 36.00       2,023,056        6.9      04/30/2018
                                                   -------       ----               -----------       ----
 TOTAL ...........................                 375,056       46.2%              $14,808,021       50.2%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursements.

(2)   Excludes the Tower Portion (115,450 square feet).

                         LEASE ROLLOVER SCHEDULE(1)(2)
--------------------------------------------------------------------------------



                        # OF LEASES                       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING      EXPIRING SF     TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   -------------   ----------   ------------   ---------------   -------------

 2005 ..............          2             1,329           0.2%         1,329            0.2%        $   33,640
 2006 ..............         11            13,433           1.7         14,762            1.8%        $  323,260
 2007 ..............          5            12,227           1.5         26,989            3.3%        $  198,922
 2008 ..............          3            12,329           1.5         39,318            4.8%        $  260,300
 2009 ..............          2            14,302           1.8         53,620            6.6%        $  718,996
 2010 ..............          5            86,562          10.7        140,182           17.3%        $3,042,938
 2011 ..............          2            56,196           6.9        196,378           24.2%        $2,528,820
 2012 ..............          6           207,162          25.5        403,540           49.7%        $8,407,441
 2013 ..............          1            17,500           2.2        421,040           51.9%        $  624,750
 2014 ..............          5            34,049           4.2        455,089           56.1%        $1,109,226
 2015 ..............          7            63,568           7.8        518,657           63.9%        $1,776,720
 2016 ..............          2            39,598           4.9        558,255           68.8%        $1,945,400
 2017 ..............          1            94,076          11.6        652,331           80.4%        $2,838,273
 2018 ..............          2            73,456           9.0        725,787           89.4%        $2,533,262
 2020 ..............          1             4,942           0.6        730,729           90.0%        $  200,003
 2027 ..............          1            22,560           2.8        753,289           92.8%        $  874,995
 Vacant ............                       58,502           7.2        811,791          100.0%        $2,107,929
                             --           -------         -----
 TOTAL .............         56           811,791         100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   Excludes the tower portion (115,450 square feet).

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       15

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Woolworth Building Mortgage Property is currently leased to 51 tenants ranging in size from 304 to 168,588 square feet. The four
largest tenants are:

 o U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC") (not rated) occupies 168,588 square feet (20.8% of square feet, 25.1% of income) under a lease expiring on March 31, 2012. The SEC is no longer occupying this space. However, the
   SEC remains responsible for payments under the lease. The U.S. General
   Services Administration ("GSA") will be occupying this space in October 2005 on a five-year lease following completion of the build-out. The GSA lease will pay a rental rate below that of the SEC, but the SEC will still make rental payments to compensate for the difference in rental obligations in accordance with a GSA/SEC Wrap Around Lease and Surrender Agreement. The GSA
   will use the space for federal court administrative and office staffing. The
   GSA lease has one five-year renewal option.

 o NEW YORK UNIVERSITY ("NYU") (not rated) occupies 94,076 square feet (11.6%
   of square feet, 9.6% of income) under a lease expiring on December 31, 2017.
   NYU leases the second and fourth floors of the building on a 15-year lease with one five-year renewal option. NYU uses the space for adult education classes and has occupied space in the building since 2003. The students access the satellite NYU campus via NYU's own entrance on Barclay Street.

 o MONEYLINE NETWORK ("Moneyline") (not rated) occupies 56,196 square feet
   (6.9% of square feet, 8.6% of income) under a lease expiring on September
   30, 2011 with one five-year renewal option at fair market rent. In addition,
   Moneyline subleases the 21st floor from Fallon McElligott under a lease that expires on April 7, 2010. Moneyline provides clients with consulting services to engineer communications platforms supporting real-time information, multimedia collaboration and transaction systems.

 o THE NYC POLICE PENSION FUND (not rated) occupies 56,196 square feet (6.9% of square feet, 6.9% of income) under a lease expiring on April 30, 2018. The
   NYC Police Pension Fund occupies the 19th and 25th floors on a 16-year lease with two five-year renewal options at 90.0% of fair market rent.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       16

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Woolworth Building Mortgage Loan is a $200 million, ten-year fixed-rate loan secured by a first mortgage on a 57-story office building located in
   New York, New York County, New York. The Woolworth Building Mortgage Loan is
   interest-only for the entire loan term and matures on June 1, 2015 at an annual interest rate, rounded to three decimal places, of 5.151% (excluding the subordinate component).

THE BORROWER:

 o The Woolworth Building Borrower is 233 Broadway Owners, LLC, a New York
   limited liability company and single purpose entity. Through a series of intermediate ownership levels, equity ownership in the Woolworth Building
   Borrower is ultimately held by WW Capital, L.P. (40.3%), which is owned by a group of limited partners, Ulo Barad (19.4%), Steven Witkoff (11.0%), FBE
   Holdings, LLC (10.0%), K.H. Cathy, LLC (5.0%), Sam Domb (5.0%) and various smaller investors (9.4%). Rubin Schron and Steven Witkoff are limited guarantors on the loan.

 o Rubin Schron formed and built Cammeby's International. Cammeby's
   International's principals have been in the real estate business for almost
   40 years. Cammeby's International owns, develops, operates and manages real estate (both for their own account and in partnership with others)
   throughout the United States. It is a family business with a small group of investors who have been working together for many years.

 o Steven Witkoff is the main principal of the Witkoff Group, LLC. Witkoff
   Group, LLC has been an experienced owner and operator of commercial real estate since 1997. Prior to 1997, the principals operated under the name
   Stellar Management for ten years. Witkoff Group, LLC's historical ownership and management portfolio consists of 58 properties, primarily office buildings located in New York City.

THE PROPERTY:

 o The Woolworth Building Mortgaged Property consists of a fee simple interest in one 57-story, 927,241 rentable square foot office building (115,450 of the net rentable square feet are related to the Tower Parcel for which a release is permitted under certain circumstances leaving a total of 811,791 net rentable square feet) located on a 0.69-acre parcel. The Woolworth
   Building Mortgaged Property was built in 1913 and has been renovated at various stages throughout its existence.

 o The Woolworth Building Mortgaged Property is located within the Downtown
   City Hall section of Manhattan, directly across from City Hall Park. The
   Woolworth Building Mortgaged Property is currently 96.0% leased by 51 tenants, excluding the tower portion.

 o The Woolworth Building Borrower is generally required at its sole cost and expense to keep the Woolworth Building Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o The Woolworth Building Mortgage Property is managed collectively by
   Cammeby's Management Company LLC and The Witkoff Group LLC, both of which are related, New York limited liability companies. Cammeby's Management
   Company LLC owns and manages over 25,000 residential units, directly or through other affiliated entities, and over 10 million square feet of commercial and industrial space. The properties are located primarily in the
   New York metropolitan area. Most of the properties have been owned and managed by Cammeby's Management Company LLC for at least 20 years.

 o The Witkoff Group, LLC currently owns 18 properties located across the nation that contain approximately 8.1 million square feet. They manage their
   New York and New Jersey properties consisting of eight buildings totaling
   2.7 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       17

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o The direct and/or indirect owners of the Woolworth Building Borrower are permitted to obtain mezzanine financing during the term of the Woolworth
   Building Mortgage Loan, subject to compliance with the following terms and conditions: (a) such financing is required to be extended by a qualified financial institution, (b) such financing is required to be secured by such borrowing owners' equity interests in the Woolworth Building Borrower, (c)
   the mezzanine lender extending the financing executes a subordination and intercreditor agreement reasonably satisfactory to the mortgagee, (d) the aggregate principal amount of such financing will not exceed an amount which, when combined with the outstanding principal balance of the Woolworth
   Building Mortgage Loan, will result in (i) the loan-to-value calculated inclusive of the financing greater than 80% or (ii) the debt service coverage ratio calculated inclusive of the financing of less than 1.20x for the trailing four quarter period immediately preceding the closing of the mezzanine financing, (e) the proceeds of such mezzanine financing are required to be used (i) to make contributions to the Woolworth Building
   Borrower for the purpose of funding operating and/or capital expenditures related to the Woolworth Building Mortgaged Property or (ii) for the
   acquisition costs of the Woolworth Building Mortgaged Property if such mezzanine financing is obtained in connection with the acquisition of the
   Woolworth Building Mortgaged Property, (f) the Woolworth Building Borrower
   is required to deliver to the mortgagee confirmation from the rating agencies that such financing will not result in a downgrade, withdrawal or qualification of any ratings issued, or to be issued, in connection with a securitization involving the Woolworth Building Mortgage Loan and (g) no event of default will have occurred and remain uncured as of the date of the closing of such permitted mezzanine loan.

SUBORDINATE COMPONENT:

 o As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the WB Component Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the Directing Certificateholder solely with respect to the WB Component Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master
   Servicer and/or the Special Servicer in connection with the WB Component
   Mortgage Loan. In addition, such holder may (but is not obliged to) purchase the WB Component Mortgage Loan, if the WB Component Mortgage Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer (or the Master Servicer or Trustee if the
   Special Servicer and the option holder are the same person or affiliated) or
   (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the
   Special Servicer has not determined its fair value.

RELEASE OR SUBSTITUTION OF PROPERTY:

 o The Woolworth Building Borrower is permitted to transfer and obtain a release of the portion of the Woolworth Building Mortgaged Property known as the "Tower Parcel" (as defined in the related loan agreement), together with its undivided interest in the common elements from the lien of the related mortgage; provided certain conditions are met including, without limitation, the payment of a processing fee equal to $15,000 and, following the securitization of the Woolworth Building Mortgage Loan, the delivery of an opinion of counsel that the release will not be a "significant modification"
   of the Woolworth Building Mortgage Loan within the meaning of Section
   1.1001-3 of the regulations of the United States Department of the Treasury.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       18

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               WOOLWORTH BUILDING

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       19

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

                     [3 PHOTOS OF RIDGEDALE CENTER OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       20

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

                          SIGNIFICANT MORTGAGE LOANS

RIDGEDALE CENTER



                    LOAN INFORMATION

 LOAN SELLER:                    Bear Stearns
 ORIGINAL PRINCIPAL BALANCE:     $190,000,000
 FIRST PAYMENT DATE:             May 1, 2005
 TERM/AMORTIZATION:              60/360 months
 MATURITY DATE:                  April 1, 2010
 EXPECTED MATURITY BALANCE:      $175,126,850
 BORROWING ENTITY:               Ridgedale Center, LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 53 payments
                                 Open: 7 payments
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(1):     Springing
   REPLACEMENT RESERVE(2):       Springing
   TI/LC RESERVE(3):             Springing
 LOCKBOX:                        Hard


(1)   Tax/Insurance Reserves spring (i) upon event of default or (ii) if the
      DSCR is less than 1.10x based on the preceding twelve months.

(2)   Replacement Reserve springs (i) upon event of default or (ii) if the DSCR is less than 1.10x based on the preceding twelve months. Collections for this reserve are capped at $51,117, which is 12 months of deposits.

(3)   TI/LC Reserve springs (i) upon event of default or (ii) if the DSCR is less than 1.10x based on the preceding twelve months. Collections for this reserve are capped at $340,779, which is 12 months of deposits.



           FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:     $189,320,140
 CUT-OFF DATE LTV:         74.2%
 MATURITY DATE LTV:        68.7%
 UNDERWRITTEN DSCR(1):     1.29x
 MORTGAGE RATE(2):         4.861%


(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.



              PROPERTY INFORMATION

 PROPERTY TYPE:                Retail
 PROPERTY SUB TYPE:            Anchored
 LOCATION:                     Minnetonka, MN
 YEAR BUILT/RENOVATED:         1974/2000
 NET RENTABLE SQUARE FEET:     340,779
 CUT-OFF BALANCE PER SF:       $556
 OCCUPANCY AS OF 01/03/05:     95.6%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Self Managed
 U/W NET CASH FLOW:            $15,575,037
 APPRAISED VALUE:              $255,000,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       21

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                           FULL YEAR        FULL YEAR
                                        UNDERWRITTEN      (12/31/04)       (12/31/03)
                                      ---------------- ---------------- ----------------

 Effective Gross Income .............   $24,864,113      $23,175,597      $23,557,061
 Total Expenses .....................   $ 8,837,729      $ 8,333,426      $ 8,177,000
 Net Operating Income (NOI) .........   $16,026,384      $14,842,171      $15,380,061
 Cash Flow (CF) .....................   $15,575,037      $14,842,171      $15,380,061
 DSCR on NOI ........................         1.33x            1.23x            1.28x
 DSCR on CF .........................         1.29x            1.23x            1.28x


                             TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                  RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                     MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
------------------------------ ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Eddie Bauer. ................   Not Rated      18,406       5.4%   $ 29.63     $  545,370         4.0%    01/31/2009
 Gap .........................   Baa3/BBB-       9,656       2.8    $ 50.95        491,973         3.6     03/31/2010
 Express. ....................    Baa2/BBB       8,956       2.6    $ 38.00        340,328         2.5     01/31/2013
 Victoria's Secret ...........    Baa2/BBB       8,548       2.5    $ 36.00        307,728         2.3     01/31/2014
 Abercrombie & Fitch .........   Not Rated       8,231       2.4    $ 27.00        222,237         1.6     01/31/2008
                                                ------      ----                ----------        ----
 TOTAL .......................                  53,797      15.8%               $1,907,636        14.1%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement. The numbers above do not include any square feet or rent from any temporary storage units that these tenants may occupy.

                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 MTM ...............          3           2,524          0.7%         2,524            0.7%        $   24,180
 2005 ..............         28          28,521          8.4         31,045            9.1%        $  573,427
 2006 ..............         16          30,159          8.9         61,204           18.0%        $1,068,612
 2007 ..............         16          19,278          5.7         80,482           23.6%        $  872,619
 2008 ..............         20          34,679         10.2        115,161           33.8%        $1,498,975
 2009 ..............         14          40,841         12.0        156,002           45.8%        $1,446,858
 2010 ..............         15          40,197         11.8        196,199           57.6%        $1,845,593
 2011 ..............          8          24,975          7.3        221,174           64.9%        $1,077,629
 2012 ..............         13          22,266          6.5        243,440           71.4%        $  978,673
 2013 ..............          8          32,668          9.6        276,108           81.0%        $1,502,516
 2014 ..............          4          15,723          4.6        291,831           85.6%        $  605,349
 2015 ..............         10          31,252          9.2        323,083           94.8%        $1,335,140
 2017 ..............          1           2,578          0.8        325,661           95.6%        $  128,900
 Vacant ............                     15,118          4.4        340,779          100.0%        $  570,469
                             --          ------        -----
 TOTAL .............        156         340,779        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For the purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       22

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Ridgedale Center Mortgaged Property is comprised of 340,779 square feet of a larger 1,043,159 square foot regional mall anchored by Marshall Field's,
Sears, JC Penney and Marshall Field's Men's & Home Store. The anchors are self-owned and are not part of the collateral. The Ridgedale Center Mortgaged
Property is currently 95.6% leased by over 120 tenants. Approximately 17% of the collateral net rentable area is leased to investment grade rated tenants or their affiliates. These tenants account for approximately 18% of the in place base rent. The five largest tenants, representing 15.8% of the total net rentable area, are:

 o EDDIE BAUER (not rated) occupies 18,406 square feet (5.4% of net rentable area) under a lease expiring in January 2009. Established in 1920, Eddie
   Bauer operates more than 400 stores across the United States and Canada, and an online store at www.eddiebauer.com. Eddie Bauer also distributes more than 90 million catalogs annually and has joint venture partnerships in
   Japan and Germany. Eddie Bauer is a division of Spiegel, Inc., which filed for bankruptcy on March 17, 2003. In February 2005, Spiegel Inc. filed a reorganization plan providing for the restructuring of Spiegel, Inc. around the Eddie Bauer division and establishing a new parent company, Eddie Bauer
   Holdings Inc. Under the plan, Eddie Bauer will continue to serve its customers through its stores, catalogs and internet site, although it will pursue a new strategic direction for its Eddie Bauer Home division. The
   Eddie Bauer store at Ridgedale Center as of year end 2004 produced $207 per square foot in sales in a space of 18,406 square feet. According to the
   Ridgedale Center Borrower, Eddie Bauer has agreed to continue to pay rent on their full space until year end 2005. Thereafter, Eddie Bauer will reduce their space to 5,854 square feet. The Ridgedale Center Borrower is currently in negotiations with several nationally recognized tenants to move in to the remaining space.

 o GAP INC. (NYSE: "GPS")(rated "Baa3" by Moody's and "BBB-" by S&P) occupies
   9,656 square feet (2.8% of net rentable area) under a lease expiring in
   March 2010. Gap Inc. was founded in 1969 by Donald and Doris Fisher in San
   Francisco, California. Today, GAP Inc. has three brands differentiated by their customer target, merchandise mix and marketing approach in the apparel industry -- Gap, Banana Republic and Old Navy. Gap Inc. has more than
   150,000 employees supporting about 3,000 stores in the United States, United
   Kingdom, Canada, France and Japan. Gap Inc. had 2004 year end revenues of
   $16.3 billion.

 o EXPRESS occupies 8,956 square feet (2.6% of net rentable area) under a lease expiring in January 2013. Founded in 1963, with one women's apparel store in
   Columbus, Ohio, Limited Brands, Inc. (NYSE: "LTD")(rated "Baa2" by Moody's and "BBB" by S&P), through Victoria's Secret, Bath & Body Works, Express,
   Express Men's, Limited Stores, White Barn Candle Co. and Henri Bendel,
   presently operates 3,699 specialty stores. As of year end 2004, Limited
   Brands, Inc. had over $6.08 billion in total assets and shareholder's equity of over $2.3 billion. For year end 2004, Limited Brands, Inc. had net sales of over $9.4 billion, a 5.3% increase from 2003.

 o VICTORIA'S SECRET occupies 8,548 square feet (2.5% of net rentable area)
   under a lease expiring in January 2014. Victoria's Secret is owned by
   Limited Brands, Inc. (NYSE: "LTD")(rated "Baa2" by Moody's and "BBB" by
   S&P).

 o ABERCROMBIE & FITCH CO. (NYSE: "ANF") (not rated) occupies 8,231 square feet
   (2.4% of net rentable area) under a lease expiring in January 2008.
   Abercrombie & Fitch Co. is a specialty retailer encompassing four concepts
   -- Abercrombie & Fitch, Abercrombie, Hollister Co. and RUEHL. The
   merchandise is sold in retail stores throughout the United States and through catalogs. Abercrombie & Fitch Co. also operates e-commerce websites at www.abercrombie.com, www.abercrombiekids.com and www.hollisterco.com. As of April 30, 2005, the company operated 351 Abercrombie & Fitch stores, 167
   Abercrombie stores, 260 Hollister stores and five RUEHL stores. For year end
   2004, Abercrombie & Fitch Co. had net income per share of $2.28 on net sales of $2.021 billion.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       23

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Ridgedale Center Mortgage Loan is a $190 million, five-year fixed rated loan secured by a first mortgage on 340,779 square feet of a 1,043,159 square foot, Class A, regional mall located in Minnetonka, Minnesota that is anchored by Marshall Field's, Sears, JC Penney and Marshall Field's Men's &
   Home Store. The loan amortizes over a 30-year term and has a maturity date of April 1, 2010 at an interest rate, rounded to three decimals, of 4.861%.

THE BORROWER:

 o The Ridgedale Center Borrower, Ridgedale Center, LLC, a Maryland limited liability company, is a single purpose entity whose sole member has two independent managers. A non-consolidation opinion was delivered at origination. The Ridgedale Center Borrower is wholly owned by General Growth
   Properties, Inc. (NYSE: "GGP"). General Growth Properties, Inc. ("GGP") is a
   publicly traded real estate investment trust and has been in the shopping center business for nearly fifty years. As of February 7, 2005, GGP owned interests in or managed over 230 regional shopping malls in 44 states.
   Headquartered in Chicago, Illinois, GGP has more than 5,000 employees nationwide. GGP is currently rated "Ba2" by Moody's and "BBB-" by S&P, respectively, and had a market capitalization of over $9.5 billion as of
   June 6, 2005.

THE PROPERTY:

 o The Ridgedale Center Mortgaged Property is a 1,043,159 square foot, Class A, regional mall located in Minnetonka, Minnesota, approximately eight miles west of downtown Minneapolis. The Ridgedale Center Mortgaged Property is
   anchored by Marshall Field's, Sears, JC Penney and Marshall Field's Men's &
   Home Store (all of which are self-owned and are not part of the collateral).
   The collateral for the Ridgedale Center Mortgage Loan consists of approximately 340,779 square feet of in-line space.

 o The Ridgedale Center Mortgaged Property is located at the intersection of
   I-394 and Ridgedale Road, approximately  1/4 mile from the I-394 and I-494 intersection, on the west side of Minneapolis-St. Paul. The Ridgedale Center
   Mortgaged Property is the Twin Cities' only regional center with access to two interstate highways in its immediate vicinity.

 o For the twelve months ending December 31, 2004, in-line stores had comparable sales of $433 per square foot and an occupancy cost of approximately 14.9%. The 2003 and 2002 comparable sales were $440 per square foot and $430 per square foot, respectively. National retailers in the mall include The Gap, Express, The Limited, American Eagle, Ann Taylor,
   Abercrombie & Fitch, Pac Sun, Victoria's Secret, Bath & Body Works and Hot
   Topic. Approximately 17% of the net rentable area is leased to investment grade rated tenants or their affiliates, and these tenants account for approximately 18% of the in-place base rent.

 o The two Marshall Fields stores at the Ridgedale Center Mortgaged Property produced year end 2004 estimated sales of approximately $100 million or $307 per square foot, which places this location among the chain's top suburban locations in terms of sales. JC Penney also performed above its store average with year end 2004 estimated sales of approximately $36 million or
   $210 per square foot. Sears year end 2004 estimated sales were approximately
   $35 million or $171 per square foot.

PROPERTY MANAGEMENT:

 o The Ridgedale Center Mortgaged Property is self managed by the Ridgedale
   Center Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Additional mezzanine debt is permitted subject to certain conditions, including that the mezzanine lender enters into an intercreditor agreement acceptable to the rating agencies and the mortgagee, confirmation of no downgrade from the rating agencies, a maximum overall loan-to-value ratio of less than 80% and a combined debt service coverage ratio greater than 1.20x.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       24

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                RIDGEDALE CENTER

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       25

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                    [3 PHOTOS OF PACIFIC ARTS PLAZA OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       26

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                           SIGNIFICANT MORTGAGE LOANS

PACIFIC ARTS PLAZA

                          LOAN INFORMATION

 LOAN SELLER:                         Bank of America
 ORIGINAL NOTE A-1 SENIOR PORTION
   PRINCIPAL BALANCE:                 $132,000,000
 FIRST PAYMENT DATE:                  May 1, 2005
 TERM/AMORTIZATION:                   84/0 months
 INTEREST ONLY PERIOD:                84 months
 MATURITY DATE:                       April 1, 2012
 EXPECTED NOTE A-1 SENIOR
   PORTION MATURITY BALANCE:          $132,000,000
 BORROWING ENTITY:                    Maguire Properties --
                                      Pacific Arts Plaza, LLC
 INTEREST CALCULATION:                Actual/360
 CALL PROTECTION:                     Lockout/Defeasance
                                      78 payments
                                      Open: 6 payments
 PARI PASSU DEBT:                     $110,000,000 (Note A-2)
 SUBORDINATE COMPONENT:               $28,000,000 portion
                                      (subordinate component)
                                      included in the trust fund.
 UP-FRONT RESERVES:
   TAX RESERVE:                       Yes
   TI/LC RESERVE:                     $7,100,153
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                       Yes
   TI/LC RESERVE:                     $32,220
 LOCKBOX:                             Hard

                            FINANCIAL INFORMATION

 WHOLE LOAN CUT-OFF DATE BALANCE:                         $270,000,000
 WHOLE LOAN CUT-OFF DATE BALANCE
      (EXCLUDING JUNIOR PORTION):                         $242,000,000
 NOTE A-1 CUT-OFF DATE BALANCE:                           $160,000,000
 NOTE A-1 SENIOR PORTION CUT-OFF DATE
      BALANCE:                                            $132,000,000
 NOTE A-1 JUNIOR PORTION CUT-OFF DATE
      BALANCE:                                            $28,000,000
 NOTE A-2 CUT-OFF DATE BALANCE:                           $110,000,000

                                         WHOLE LOAN          WHOLE LOAN
                                      (EXCLUDING           (INCLUDING
                                      NOTE A-1 JUNIOR     NOTE A-1 JUNIOR
                                       COMPONENT)(1)       COMPONENT)(1)
                                      --------------       -------------
 CUT-OFF DATE LTV:                             71.4%               79.6%
 MATURITY DATE LTV:                            71.4%               79.6%
 UNDERWRITTEN DSCR(2):                         1.40x               1.19x
 MORTGAGE RATE(3):                            4.906%              5.153%

(1)   The Note A-1 Junior Portion is subordinate to the Note A-1 Senior Portion and Note A-2 (which is not part of the trust fund).

(2)   DSCR figures based on net cash flow unless otherwise noted.

(3)   The interest rate was rounded to three decimal places and is subject to change (prior to pricing).

                  PROPERTY INFORMATION

 PROPERTY TYPE:              Office

 PROPERTY SUB TYPE:          Suburban

 LOCATION:                   Costa Mesa, CA

 YEAR BUILT/RENOVATED:       1980/2004

 NET RENTABLE SQUARE FEET:   825,061

 CUT-OFF BALANCE PER SF:     $293

 OCCUPANCY AS OF 03/1/05:    87.1%

 OWNERSHIP INTEREST:         Fee

 PROPERTY MANAGEMENT:        Maguire Properties, L.P.

 U/W NET CASH FLOW:          $16,834,132

 APPRAISED VALUE:            $339,000,000

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       27

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                               FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............     $28,613,628        $25,032,702       $22,496,082
 Total Expenses .....................     $10,789,119        $ 8,868,391       $ 9,449,120
 Net Operating Income (NOI) .........     $17,824,509        $16,164,311       $13,046,962
 Cash Flow (CF) .....................     $16,834,132        $16,164,311       $13,046,962
 DSCR on NOI(1) .....................           1.48x              1.34x             1.08x
 DSCR on CF(1) ......................           1.40x              1.34x             1.08x


(1)   Based on an aggregate principal balance of $242,000,000 (the original whole loan principal balance, excluding the subordinate portion of Note
      A-1).
                             TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                      RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                         MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
---------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 GMAC Mortgage Corporation .......    Baa2/BB      170,518       20.7%  $ 24.00     $4,092,432        21.9%    04/19/2008
 Rutan & Tucker, LLP .............   Not Rated     100,088       12.1   $ 30.99      3,101,727        16.6     08/31/2009
 Comerica Bank ...................      A1/A        63,320        7.7   $ 14.52        919,407         4.9     11/30/2013
 Washington Mutual Bank ..........      NR/A        28,087        3.4   $ 24.35        683,781         3.7     06/26/2011
 Cambridge Integrated Services
  Group ..........................   Not Rated      26,684        3.2   $ 18.00        480,312         2.6            MTM
 Oracle Corporation ..............     A3/A-        25,273        3.1   $ 27.60        697,535         3.7     06/30/2010
 Bank of America, N.A. ...........    Aa2/AA-       25,105        3.0   $ 22.24        558,450         3.0     03/31/2011
                                                   -------       ----              -----------        ----
 TOTAL ...........................                 439,075       53.2%             $10,533,644        56.4%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                                      # OF LEASES     EXPIRING       % OF       CUMMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION                      EXPIRING         SF        TOTAL SF       TOTAL SF      % OF TOTAL SF       EXPIRING
----------------------------------   -------------   ----------   ----------   -------------   ---------------   -------------

 2005 ............................          7          35,676          4.3%        35,676             4.3%        $  640,493
 2006 ............................          6          41,747          5.1         77,423             9.4%        $  840,619
 2007 ............................          6          16,643          2.0         94,066            11.4%        $  367,772
 2008 ............................         16         252,892         30.7        346,958            42.1%        $5,733,724
 2009 ............................          7         118,460         14.4        465,418            56.4%        $3,714,336
 2010 ............................          4          59,925          7.3        525,343            63.7%        $1,253,100
 2011 ............................          5          60,966          7.4        586,309            71.1%        $1,372,834
 2013 ............................          6          71,613          8.7        657,922            79.7%        $1,143,318
 2014 ............................          1           2,466          0.3        660,388            80.0%        $   45,868
 2020 ............................          1          14,000          1.7        674,388            81.7%        $  416,640
 MTM .............................          5          30,802          3.7        705,190            85.5%        $  593,964
 Maintenance/Management ..........                      5,669          0.7        710,859            86.2%        $        0
 Vacant ..........................                    114,202         13.8        825,061           100.0%        $2,555,983
                                           --         -------        -----
 TOTAL ...........................         64         825,061        100.0%


(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       28

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The seven largest tenants (25,000+ square feet) representing 53.2% of the total net rentable square feet are:

 o GMAC MORTGAGE CORPORATION ("GMAC") (rated "Baa2" by Moody's and "BB" by S&P)
   occupies a total of 170,518 square feet (20.7% of square feet, 21.9% of income) under three leases of various terms all expiring on April 19, 2008.
   The current rental rate per square foot of $24.00 increases to $25.80 on
   July 20, 2006. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. GMAC is one of the largest residential mortgage originators and servicers in the nation with over 2.0 million customers. GMAC is owned by General Motors Acceptance
   Corporation, which in turn is owned by General Motors Corporation. General
   Motors Acceptance Corporation, one of the largest financial services companies in the world, has 700 offices located in 41 countries with approximately 33,700 employees. As of the fiscal year ended December 31,
   2003, General Motors Corporation reported revenue of approximately $185.5 billion, net income of $3.8 billion and stockholder equity of $25.3 billion.

 o RUTAN & TUCKER, LLP (not rated) occupies a total of 100,088 square feet
   (12.1% of square feet, 16.6% of income) under three leases of various terms all expiring on August 31, 2009. The current rental rate per square foot of
   $30.99 increases to $33.99 on May 1, 2006. There is one five-year option to renew the lease with the rental rate per square foot determined at 93% of the then fair market. Established in 1906, Rutan & Tucker currently employs more than 135 attorneys in two offices, making the company the largest law firm based in Orange County. Rutan & Tucker represents a broad spectrum of clients, from major multinational corporations and financial institutions to family-owned businesses and private individuals. Practice disciplines include business litigation, corporate/securities, education, real estate and tax.

 o COMERICA BANK (rated "A1" by Moody's and "A" by S&P) occupies a total of
   63,320 square feet (7.7% of square feet, 4.9% of income) under four leases of various terms all expiring on November 30, 2013. The current rental rate per square foot of $14.52 increases to $16.92 on December 1, 2008. There are two three-year options to renew the lease with the rental rate per square foot determined at 95% of the then fair market. Comerica Bank, a bank holding company, provides financial services in three segments: Business
   Bank, Small Business and Personal Financial Services and Wealth and
   Institutional Management. Comerica Bank operates 506 banking branches, trust services locations and loan production or other financial services offices, primarily in the states of California, Michigan, Texas and Florida. As of the fiscal year ended December 31, 2004, Comerica Bank reported revenue of approximately $3.1 billion, net income of $757.0 million and stockholder equity of $5.1 billion.

 o WASHINGTON MUTUAL BANK ("WAMU") (not rated by Moody's and "A" by S&P)
   occupies a total of 28,087 square feet (3.4% of square feet, 3.7% of income)
   under a 30-year lease expiring on June 26, 2011. The blended rental rate per square foot of $24.35 remains constant throughout the remaining initial lease term. WAMU is a financial services company that serves consumers and small to mid-sized businesses. The company operates in two business segments: the Consumer Group and the Commercial Group. WAMU specializes in traditional consumer and commercial banking services, mortgages and other loans, securities brokerage and mutual funds. WAMU operates principally in
   California, Washington, Oregon, Florida, Texas and Utah, with operations in more than 30 states. As of the fiscal year ended December 31, 2004, WAMU reported revenue of approximately $19.0 billion, net income of $2.9 billion and stockholder equity of $21.2 billion.

 o CAMBRIDGE INTEGRATED SERVICES GROUP (not rated) occupies a total of 26,684 square feet (3.2% of square feet, 2.6% of income) on a month-to-month basis.
   The rental rate per square foot is $18.00. Cambridge Integrated Services
   Group is one of the largest business process outsourcing networks in the world. Offices are located in the United States, United Kingdom, Australia and India. Practice areas include property and casualty insurance processing and claims, professional liability claims, structured settlement services, product liability consulting and finance, accounting, banking, mortgage and insurance.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       29

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

 o ORACLE CORPORATION ("Oracle") (rated "A3" by Moody's and "A-" by S&P)
   occupies a total of 25,273 square feet (3.1% of square feet, 3.7% of income)
   under a five-year lease expiring on June 30, 2010. The current rental rate per square foot of $27.60 increases to $28.20 on July 1, 2006 and annually thereafter by $0.60. There is one five-year option to renew the lease with the rental rate per square foot determined at the then fair market. Oracle engages in the development, manufacture, marketing, distribution and servicing of computer software that enables organizations to manage their businesses. Software products are classified as database technology software and applications software. Oracle acquired PeopleSoft in January 2005. As of the fiscal year ended May 31, 2004, Oracle reported revenue of approximately
   $10.2 billion, net income of $2.7 billion and stockholder equity of $8.0 billion.

 o BANK OF AMERICA, N.A. (rated "Aa2" by Moody's and "AA-" by S&P) occupies a total of 25,105 square feet (3.0% of square feet, 3.0% of income) under a
   30-year lease expiring on March 31, 2011. The blended rental rate per square foot of $22.24 remains constant throughout the remaining initial lease term.
   There are two ten-year options to renew the lease with the rental rate per square foot determined at the then fair market and adjusted in the sixth year of each lease renewal option period, but at no less than the rental rate in effect for the previous period. Bank of America, N.A. is a subsidiary of Bank of America Corporation which is the third largest bank in the United States, operating over 5,800 banking centers located in 29 states and the District of Columbia and employing over 175,000 employees. Through its Global Corporate and Investment Banking Group, Bank of America
   Corporation has offices in 35 countries, serving clients in more than 150 countries throughout the Americas, Europe and Asia. Bank of America
   Corporation has created the largest proprietary ATM network in the nation with approximately 16,700 ATMs processing more than 2.3 million daily transactions. As of the fiscal year ended December 31, 2004, Bank of America
   Corporation reported revenue of approximately $63.3 billion, net income of
   $14.1 billion and stockholder equity of $99.6 billion.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       30

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Pacific Arts Plaza Mortgage Loan is a $132 million, seven-year fixed rate loan secured by a first mortgage on four office buildings and four freestanding restaurant buildings located in Costa Mesa, Orange County,
   California. The Pacific Arts Plaza Mortgage Loan is interest-only for the entire loan term and matures on April 1, 2012 at an annual interest rate, rounded to three decimal places, of 4.906% (excluding the subordinate component).

THE BORROWER:

 o The Pacific Arts Plaza Borrower is Maguire Properties - Pacific Arts Plaza,
   LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Pacific
   Arts Plaza Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 100% by Maguire Properties Holdings II,
   LLC, a Delaware limited liability company, as the sole member of the Pacific
   Arts Plaza Borrower. Through a series of intermediate ownership levels, equity ownership of the Pacific Arts Plaza Borrower is eventually held by
   Maguire Properties, Inc. The borrower principal is Maguire Properties, L.P., a Maryland limited partnership.

 o Maguire Properties, Inc. is a real estate investment trust that owns, manages, leases, acquires and develops commercial real estate. Maguire
   Properties, L.P. is the Operating Partnership. Maguire Properties, Inc. owns
   24 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet. Notable properties include
   777 Tower, US Bank Tower, Gas Company Tower, Wells Fargo Tower, KPMG Tower
   and One California Place located in Los Angeles, Park Place Office Campus,
   Pacific Arts Plaza and Washington Mutual Irvine Campus located in Orange
   County, Wells Fargo Center located in Denver and One Renaissance Square located in Phoenix. Maguire Properties, Inc. also owns a 350-room Westin
   Hotel and three parking garages totaling 2,749 spaces. As of the fiscal year ended December 31, 2004, Maguire Properties, Inc. reported revenue of approximately $326.7 million, net income of $33.5 million and stockholder equity of $537.4 million.

THE PROPERTY:

 o The Pacific Arts Plaza Mortgaged Property consists of a fee simple interest in four suburban, Class A office buildings and four freestanding restaurant buildings built from 1980 to 1981 and renovated in 2004, containing a total of 825,061 net rentable square feet situated on 17.57 acres. The four office buildings are known as Pacific Arts Plaza I (15-story), Pacific Arts Plaza
   II (15-story), Pacific Arts Plaza III (five-story) and Pacific Arts Plaza IV
   (eight-story). The four restaurant tenants are Mastro's Steakhouse, Jerry's
   Famous Deli, TGI Friday's and Chat Noir. The Pacific Arts Plaza is bounded by Bristol Street, Anton Boulevard, Avenue of the Arts and the 405 Freeway.
   The south elevation of the development runs parallel to the 405 Freeway and has direct freeway access via Bristol Street and Avenue of the Arts; the
   Avenue of the Arts exit ramp was recently completed and provides direct entry to the Pacific Arts Plaza Mortgaged Property.

 o The Pacific Arts Plaza Borrower is generally required at its sole cost and expense to keep the Pacific Arts Plaza Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o Maguire Properties, L.P. manages the Pacific Arts Plaza Mortgaged Property.
   Maguire Properties, L.P., founded in 1965 and headquartered in Los Angeles, currently manages 24 commercial properties, primarily office with some retail, containing a total of approximately 14.5 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not Allowed.

SUBORDINATE COMPONENT:

 o As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the PA Pari Passu Note A-1 Component Mortgage Loan will be entitled in certain instances to exercise rights analogous to the rights of the
   Directing Certificateholder solely with respect to the PA Pari Passu Note
   A-1 Component Mortgage Loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special
   Servicer in connection with the PA Pari Passu Note A-1 Component Mortgage
   Loan. In addition, such holder may (but is not obliged to) purchase the PA
   Pari Passu Note A-1 Component Mortgage Loan, if the PA Pari Passu Note A-1
   Component Mortgage Loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer
   (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) unpaid principal balance, plus accrued and unpaid interest on such balance, all related unreimbursed advances (with interest if any), and all accrued special servicing fees and additional trust fund expenses, if the Special Servicer has not determined its fair value.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       31

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

RELEASE OR SUBSTITUTION OF PROPERTY:

 o The Pacific Arts Plaza Borrower may transfer and obtain a release of the portion of the Pacific Arts Plaza Mortgaged Property comprising one or more of the parcels or outlots described in a schedule to the related loan agreement, from the lien of the related mortgage in connection with a subdivision of the related Pacific Arts Plaza Mortgaged Property or the
   Pacific Arts Plaza Borrower may ground lease such a release parcel to an entity wholly owned and controlled by the related guarantor; provided, among other things, no event of default exists. With respect only to that certain parcel that may be released which is located at 675 Anton Boulevard, the
   Pacific Arts Plaza Borrower will deposit the amount of $10,000,000, which will be held as additional collateral for the Pacific Arts Plaza Mortgage
   Loan, and the Pacific Arts Plaza Borrower will deliver an opinion of counsel acceptable to a prudent institutional lender and the rating agencies, that such permitted parcel release would not constitute a significant modification of the Pacific Arts Plaza Mortgage Loan.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       32

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                               PACIFIC ARTS PLAZA

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       33

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 MARLEY STATION

                      [3 PHOTOS OF MARLEY STATION OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       34

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 MARLEY STATION

                           SIGNIFICANT MORTGAGE LOANS

MARLEY STATION



                        LOAN INFORMATION

 LOAN SELLER:                    Bank of America
 ORIGINAL PRINCIPAL BALANCE:     $114,400,000
 FIRST PAYMENT DATE:             August 1, 2005
 TERM/AMORTIZATION:              84/0 months
 INTEREST ONLY PERIOD:           84 months
 MATURITY DATE:                  July 1, 2012
 EXPECTED MATURITY BALANCE:      $114,400,000
 BORROWING ENTITY:               Marley Station LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 77 payments
                                 Open: 7 payments
 ADDITIONAL FINANCING:           Future mezzanine or pari passu
                                 debt.
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE(1):     Springing
   REPLACEMENT RESERVE(2):       Springing
 LOCKBOX:                        Hard


(1)   During a Trigger Period, as defined in the related loan agreement, the
      Marley Station Borrower is required to reserve a monthly deposit equal to one-twelfth of the amount which would be sufficient to pay the estimated taxes and insurance premiums.

(2)   During a Trigger Period, as defined in the related loan agreement, the
      Marley Station Borrower is required to reserve a monthly deposit of
      $10,241.



           FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:     $114,400,000
 CUT-OFF DATE LTV:              64.3%
 MATURITY DATE LTV:             64.3%
 UNDERWRITTEN DSCR(1):          1.87x
 MORTGAGE RATE(2):              4.891%


(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.



                 PROPERTY INFORMATION

 PROPERTY TYPE:                Retail
 PROPERTY SUB TYPE:            Regional Mall
 LOCATION:                     Glen Burnie, MD
 YEAR BUILT/RENOVATED:         1987/NAP
 NET RENTABLE SQUARE FEET:     1,043,411
 CUT-OFF BALANCE PER SF:       $110
 OCCUPANCY AS OF 05/26/05:     94.8%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          MillsServices Corp.
 U/W NET CASH FLOW:            $ 10,618,972
 APPRAISED VALUE:              $178,000,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       35

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 MARLEY STATION



                                    FINANCIAL INFORMATION
----------------------------------------------------------------------------------------------
                                                               FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............     $17,562,427        $17,355,552        $16,801,370
 Total Expenses .....................     $ 6,457,247        $ 6,655,004        $ 5,904,837
 Net Operating Income (NOI) .........     $11,105,180        $10,700,548        $10,896,533
 Cash Flow (CF) .....................     $10,618,972        $10,700,548        $10,680,233
 DSCR on NOI ........................           1.96x              1.89x              1.92x
 DSCR on CF .........................           1.87x              1.89x              1.88x




                                                   TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                       RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
----------------------------------- ------------- ----------- ---------- ---------- ----------- ------------- -------------

 Macy's (ground lease) ............   Baa1/BBB+     231,698       22.2%  $0.00       $      0         0.0%     02/24/2086
 Sears (ground lease) .............     NR/BB+      181,450       17.4   $1.65        299,393         2.8      11/02/2036
 Hecht's (ground lease) ...........    Baa2/BBB     162,337       15.6   $0.00              0         0.0      02/24/2086
 JC Penney (ground lease) .........    Ba1/BB+      129,713       12.4   $0.00              0         0.0      02/24/2037
 Gold's Gym .......................   Not Rated      30,484        2.9   $9.00        274,356         2.5      01/31/2014
 United Artist's Theatres .........   Not Rated      24,846        2.4   $5.03        125,000         1.1      01/31/2007
                                                    -------       ----                --------        ---
 TOTAL ............................                 760,528       72.9%               $698,749        6.4%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.



                                             LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------------------------------------------
                           # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION           EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
-----------------------   -------------   ------------   ----------   ------------   ---------------   -------------

 2005 .................         1              2,237          0.2%         2,237            0.2%        $  100,665
 2006 .................        12             19,802          1.9         22,039            2.1%        $  734,335
 2007 .................        26             72,384          6.9         94,423            9.0%        $1,828,717
 2008 .................         8             16,810          1.6        111,233           10.7%        $  671,800
 2009 .................         5             13,675          1.3        124,908           12.0%        $  550,101
 2010 .................        16             20,828          2.0        145,736           14.0%        $  840,343
 2011 .................         8             17,165          1.6        162,901           15.6%        $  800,317
 2012 .................        10             29,226          2.8        192,127           18.4%        $  921,678
 2013 .................         3              9,429          0.9        201,556           19.3%        $  379,804
 2014 .................         6             45,005          4.3        246,561           23.6%        $  732,664
 2015 .................         5             18,106          1.7        264,667           25.4%        $  711,325
 Ground Lease .........         4            705,198         67.6        969,865           93.0%        $  299,393
 Vacant ...............                       73,546          7.0      1,043,411          100.0%        $2,298,563
                              ---            -------        -----
 TOTAL ................       104          1,043,411        100.0%


(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       36

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 MARLEY STATION

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The six largest tenants, representing 72.9% of the total net rentable square feet, are:

  o MACY'S (rated "Baa1" by Moody's and "BBB+" by S&P) occupies 231,698 square feet (22.2% of square feet under a 99-year ground lease expiring February
    24, 2086. Macy's has an arrangement whereby it does not pay base rent under the ground lease, but rather pays a percentage of the common area maintenance under a reciprocal easement agreement. Macy's is owned by
    Federated Department Stores, which also owns Bloomingdales. Federated
    Department Stores owns and operates 450 stores in 34 states, Puerto Rico and
    Guam, and is the largest upscale department store retailer in the United
    States. As of the fiscal year ended January 1, 2005. Federated reported revenue of approximately $15.6 billion, net income of $689.0 million, liquidity of $868.0 million and stockholder equity of $6.2 billion.

 o  SEARS (not rated by Moody's and rated "BB+" by S&P) occupies 181,450 square feet (17.4% of square feet, 2.8% of income) under a 40-year ground lease expiring on November 2, 2036. The rental rate per square foot of
    $1.65 remains constant during the initial ground lease term and during the six ten-year options to renew the ground lease. Sears also pays a percentage of the common area maintenance under a reciprocal easement agreement. Sears Holdings Corporation, the parent of Sears and Kmart following a merger that closed on March 24, 2005, is the nation's third largest broad line retailer. The combined company operates approximately
    3,800 full-line and specialty retail stores located in the United States and Canada. Sears is a home appliance retailer in North America and sells tools, lawn and garden, home electronics and automotive repair and maintenance products. Sears Holdings Corporation will continue to market products under brands held by both Sears and Kmart.

 o  HECHT'S (rated "Baa2" by Moody's and "BBB" by S&P) occupies 162,337 square feet (15.6% of square feet) under a 99-year ground lease expiring February
    24, 2086, Hecht's has an arrangement whereby it does not pay base rent under the ground lease, but rather pays a percentage of the common area maintenance under a reciprocal easement agreement. Hecht's is owned by The
    May Department Stores Company, which also owns and operates department stores such as Lord and Taylor, Filene's, Foley's and David's Bridal in 46
    states, the District of Columbia and Puerto Rico. Federated Department
    Stores, owner of Macy's, is expected to acquire The May Department Stores
    Company for a reported $11.5 billion.

 o  JC PENNEY (rated "Ba1" by Moody's and "BB+" by S&P) occupies 129,713 square feet (12.4% of square feet) under a 43-year ground lease expiring on
    February 24, 2037. JC Penney has an arrangement whereby it does not pay base rent under the ground lease, but rather pays a percentage of the common area maintenance under a reciprocal easement agreement. Founded in
    1916, JC Penney operates more than 1,000 department stores around the
    United States and Puerto Rico. JC Penney recently sold its Eckerd drugstore chain to Jean Coutu and CVS for $4.5 billion. As of the fiscal year ended
    January 29, 2005, JC Penney reported revenue of approximately $18.4 billion, net income of $524.0 million, liquidity of $4.7 billion and stockholder equity of $4.9 billion.

 o  GOLD'S GYM (not rated) occupies 30,484 square feet (2.9% of square feet,
    2.5% of income) under a nine-year lease expiring on January 31, 2014. The rental rate per square foot is $9.00. Gold's Gym is the largest co-ed gym chain in the world with more than 600 facilities located in 43 states and
    25 countries with nearly 3 million members. Gold's Gym offers a wide variety of equipment and services, including group exercise, personal training, cardiovascular equipment, spinning, Pilates and yoga, while maintaining its core weight lifting tradition.

 o  UNITED ARTIST'S THEATRES (not rated) occupies 24,846 square feet (2.4% of square feet, 1.1% of income) under a 20-year lease expiring on January 31,
    2007. The rental rate per square foot is $5.03. United Artist's Theatres is part of the Regal Entertainment Group, the largest motion picture exhibitor in the world operating 6,273 screens in 558 locations in 40 states under the Regal, United Artists and Edwards trade names. As of the fiscal year ended December 30, 2004, Regal Entertainment Group reported revenue of approximately $2.5 billion, net income of $82.5 million and stockholder equity of $69.0 million.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       37

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 MARLEY STATION

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Marley Station Mortgage Loan is a $114.4 million, seven-year loan secured by a first mortgage on a regional mall located in Glen Burnie, Anne
   Arundel County, Maryland. The Marley Station Mortgage Loan is interest-only for the entire loan term and matures on July 1, 2012 at an annual interest rate, rounded to three decimal places, of 4.891%.

THE BORROWER:
 o The Marley Station Borrower is Marley Station LLC, a Delaware limited liability company and a single purpose bankruptcy remote entity with at least two independent directors for which the Marley Station Borrower's legal counsel has delivered a non-consolidation opinion. The owner is
   TKL-East LLC, a Delaware limited liability company (the "Marley Station
   Owner"). The sponsor of the Marley Station Mortgage Loan is the Mills
   Corporation Limited Partnership, which acquired a 50% interest in the Marley
   Station Borrower from General Motors Pension Trust, which remains a 50%
   non-managing owner.

 o Mills Corporation Limited Partnership is a fully integrated, self-managed real estate investment trust ("REIT") that develops, redevelops, acquires, operates and manages retail and entertainment-oriented properties. Mills
   Corporation Limited Partnership owns 100% of the entities that provide leasing, management, development and financing services for both wholly owned properties and joint ventures. Mills Corporation Limited Partnership owns or has an interest in 41 properties located in the United States,
   Canada, Scotland and Spain. As of the fiscal year ended December 31, 2004,
   Mills Corporation Limited Partnership reported revenue of approximately
   $684.8 million, net income of $232.0 million and stockholder equity of $1.3 billion.

THE PROPERTY:
 o The Marley Station Mortgaged Property consists of a fee simple interest in a regional mall containing 1,043,411 net rentable square feet and situated on
   108 acres. The collateral improvements consist of the four anchor tennant buildings and the two-story main mall building. The anchor tenants are
   Macy's, Sears, Hecht's and JC Penney, which together occupy 67.6% of the total square feet. All four anchor tenants are situated on ground leased pads. Macy's and Hecht's each have an option to purchase the related parcel for no consideration per conditions in the related loan documents. The operating covenants for the Marley Station Mortgaged Property expire in
   February 2007 after which Macy's, Sears, Hecht's and JC Penney can go dark.

 o The Marley Station Owner is generally required at its sole cost and expense to keep the Marley Station Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:
 o MillsServices Corp. manages the Marley Station Mortgage Property.
   MillsService Corp., founded in 1985 and headquartered in Arlington, Virginia currently manages 41 properties containing a total of approximately 50 million square feet.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       38

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 MARLEY STATION

FUTURE PARI PASSU, MEZZANINE OR SUBORDINATE INDEBTEDNESS:
 o The Marley Station Borrower will have the one-time right to obtain secured mortgage indebtedness ("Additional Debt") that shall be of a pari passu position with the Marley Station Mortgage Loan or the direct and/or indirect owners of the borrowing entity(ies) under any mezzanine debt will have the one-time right to obtain other mezzanine indebtedness that will be structurally subordinate to the Marley Station Mortgage Loan. Additional
   Debt is permitted, so long as no future mezzanine debt will have been obtained, subject to, among other things (i) rating agency confirmation,
   (ii) the amount of the Additional Debt will not exceed the excess of the product of the loan-to-value ratio as of the closing date of the Marley
   Station Mortgage Loan and the amount of increase, if any, in the appraised value of the Marley Station Mortgaged Property, (iii) the "Additional Debt
   DSCR" (as defined in the related loan documents) is equal to or greater than the debt service coverage ratio as of the closing date of the Marley Station
   Mortgage Loan and (iv) receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender. Future mezzanine debt is permitted, so long as no Additional Debt will have been obtained, subject to, among other things (i) rating agency confirmation, (ii) the loan-to-value ratio not in excess of the product of the loan-to-value ratio as of the closing date of the Marley Station Mortgage Loan and the amount of increase, if any, in the appraised value of the Marley Station Mortgaged Property, (iii) the debt service coverage ratio of the Marley Station Mortgaged Property immediately following the closing of such mezzanine loan will not be less than 1.25x and (iv) receipt of an intercreditor agreement acceptable to the mortgagee and the mezzanine lender.

RELEASE OR SUBSTITUTION OF PROPERTY:

 o The related loan documents permit the release of collateral to allow for future development. This may include buying an anchor space for redevelopment after such space has been released from the lien of the mortgage or releasing two outparcels beyond the mall's inner ring for development. The related loan documents provide for such releases without requiring any pay down of the principal balance. However, parking ratios must be in compliance with local zoning laws, loan-to- value and debt service coverage ratios must be maintained and the development must not have a material adverse effect upon the value and/or operations of the Marley
   Station Mortgaged Property or the Marley Station Borrower's ability to repay the Marley Station Mortgage Loan.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       39

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 MARLEY STATION

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       40

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

[PHOTO  OF CITY HALL PLAZA OMITTED]
                                  [PHOTO OF HURSTBOURNE BUSINESS CENTER OMITTED]

[PHOTO OF STEEPLECHASE OMITTED]
                                            [PHOTO OF FORUM OFFICE PARK OMITTED]

[PHOTO OF LAKEVIEW OMITTED]                      [PHOTO OF OXMOOR PLACE OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       41

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                           SIGNIFICANT MORTGAGE LOANS

IPC LOUISVILLE PORTFOLIO

                   MORTGAGE LOAN INFORMATION

 LOAN SELLER:                  Barclays
 ORIGINAL PRINCIPAL BALANCE:   $101,165,492
 FIRST PAYMENT DATE:           July 1, 2005
 TERM/AMORTIZATION:            120/360 months
 INTEREST ONLY PERIOD:         36 months
 MATURITY DATE:                June 1, 2015
 EXPECTED MATURITY BALANCE:    $90,041,161
 BORROWING ENTITY:             IPC Louisville Properties, LLC
 INTEREST CALCULATION:         Actual/360
 CALL PROTECTION:              Lockout/Defeasance: 116
                               payments
                               Open: 4 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                Yes
   TI/LC RESERVE:              $1,250,000
   MAJOR LEASE ROLLOVER
      RESERVE(1):              $1,630,000
   OTHER RESERVE(2) :          $26,663
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:      Yes
   REPLACEMENT RESERVE(3):     $24,351
   TI/LC RESERVE:              $155,478
   MAJOR LEASE ROLLOVER
      RESERVE(4):              See Footnote
   LOCKBOX:                    Hard

(1)   The Major Lease Rollover Reserve Account is a TI/LC reserve account set up specifically for those tenants with spaces over 20,000 square feet that roll during the loan term.

(2)   Up-Front and Ongoing Ground Rent Reserve to cover one-month's rent payments for the Oxmoor Place ground lease. The borrower will pay such ground rent directly to the lessor, unless and until a notice of default under the ground lease is received or mortgagee does not hold a reserve equal to one month's ground rent, after which the borrower will make ongoing monthly ground rent deposits with the mortgagee. In addition, the borrower has provided a letter of credit in the amount of $5,376,250 as security for its obligation to purchase the fee interest in the Oxmoor
      Place property. IPC (US), Inc. will be personally liable for losses arising from the borrower's failure to make any required monthly ground rent deposit or to acquire the fee estate pursuant to the purchase option contained in the ground lease.

(3)   Replacement Reserve capped at $876,645.

(4)   On each payment date following a Cash Trap Trigger Event, the borrower is required to deposit all excess cash flow from the IPC Louisville
      Portfolio properties into this reserve account until the following amounts are accumulated: (a) $20 per square foot for tenants under Major
      Leases at the properties known as City Hall Plaza and One and Two
      Chestnut Place and (b) $15 per square foot for tenants under Major Leases at the properties located in Louisville, Kentucky. A "Cash Trap Trigger
      Event" occurs 12 months prior to the lease expiration of a tenant under a
      Major Lease. A "Major Lease" is defined as a lease related to a tenant who occupies at least 20,000 square feet at the specified property.

          FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:   $101,165,492
 CUT-OFF DATE LTV:       62.5%
 MATURITY DATE LTV:      55.6%
 UNDERWRITTEN DSCR(1):   1.54x
 MORTGAGE RATE:          5.177%

(1)   DSCR figures based on net cash flow unless otherwise noted.

              PORTFOLIO PROPERTY INFORMATION

 PROPERTY TYPE:               Office
 PROPERTY SUB TYPE:           Suburban and CBD
 LOCATION:                    See Property Information
 YEAR BUILT/RENOVATED:        See Property Information
 NET RENTABLE SQUARE
      FEET(1):                   1,443,151
 CUT-OFF BALANCE PER SF(1):   $70
 OCCUPANCY AS OF
      05/01/05(1):            87.1%
 OWNERSHIP INTEREST:          Fee (7), Leasehold (1)
 PROPERTY MANAGEMENT:         IPC Real Estate Management
                              LLC
 U/W NET CASH FLOW(1):        $10,247,930
 APPRAISED VALUE(1):          $161,980,000

(1)   Information presented on an aggregate portfolio basis.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       42

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                              PROPERTY INFORMATION
--------------------------------------------------------------------------------



                                                                            ALLOCATED                                  OCCUPANCY
                                                            YEAR BUILT/   CUT-OFF DATE   NET RENTABLE     APPRAISED      AS OF
PROPERTY NAME                             CITY      STATE    RENOVATED       BALANCE      SQUARE FEET       VALUE      05/01/05
------------------------------------- ------------ ------- ------------- -------------- -------------- -------------- ----------

 Forum Office Park ..................  Louisville     KY    1984 / NAP    $ 23,961,300       328,368    $ 35,400,000      89.2%
 City Hall Plaza ....................  Manchester     NH    1991 / NAP      21,420,000       209,684      34,000,000      98.9
 Hurstbourne Business Center(1) .....  Louisville     KY   1971 / 2004      18,691,650       335,376      39,400,000      71.3
 Oxmoor Place .......................  Louisville     KY   1989 / 2005      11,023,000       136,246      15,200,000      91.1
 One and Two Chestnut Place .........   Worcester     MA   1924 / 1991      10,847,042       217,950      14,780,000      95.1
 Steeplechase .......................  Louisville     KY    1990 / NAP       5,767,000        76,666       7,900,000      92.9
 Lakeview ...........................  Louisville     KY    1989 / NAP       5,133,000        76,999       8,800,000      80.8
 Hunnington Place ...................  Louisville     KY    1988 / NAP       4,322,500        61,862       6,500,000      85.6
                                                                          ------------       -------    ------------      ----
 TOTAL / WTD. AVG. ..................                                     $101,165,492     1,443,151    $161,980,000      87.1%


(1)   With respect to the Hurstbourne Business Center, occupancy, appraised value and net rentable square feet do not include the Hurstbourne Plaza, the retail portion of the Hurstbourne Business Center, which was not underwritten.

              IPC LOUISVILLE PORTFOLIO -- FINANCIAL INFORMATION(1)
--------------------------------------------------------------------------------



                                                              FULL YEAR         FULL YEAR         FULL YEAR
                                          UNDERWRITTEN       (12/31/04)        (12/31/03)        (12/31/02)
                                        ----------------  ----------------  ----------------  ----------------

 Effective Gross Income ..............    $23,455,554       $25,051,035       $24,995,447       $25,061,810
 Total Expenses ......................    $11,127,117       $11,096,970       $10,969,795       $10,618,647
 Net Operating Income (NOI) ..........    $12,328,437       $13,954,065       $14,025,652       $14,443,161
 Cash Flow (CF) ......................    $10,247,930       $13,954,065       $14,025,652       $14,443,161
 DSCR on NOI .........................          1.85x             2.10x             2.11x             2.17x
 DSCR on CF ..........................          1.54x             2.10x             2.11x             2.17x


(1)   With respect to the Hurstbourne Business Center, information presented does not include the Hurstbourne Plaza, the retail portion of the
      Hurstbourne Business Center, which was not underwritten.

                   FORUM OFFICE PARK -- TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                           RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                              MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
--------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 General Electric Company .............    Aaa/AAA      100,912       30.7%  $16.25      $1,639,820        30.7%    03/30/2012
 Aperture Credentialing, Inc. .........      A2/A        46,904       14.3   $16.75         785,642        14.7     04/30/2008
 Sprint United Management Co. .........   Not Rated      37,086       11.3   $16.50         611,919        11.5     04/30/2006
                                                        -------       ----               ----------        ----
 TOTAL ................................                 184,902       56.3%              $3,037,381        56.9%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.
                    CITY HALL PLAZA -- TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                                    RATINGS       TOTAL       % OF
TOP TENANTS                                       MOODY'S/S&P   TENANT SF   TOTAL SF
------------------------------------------------ ------------- ----------- ----------

 Verizon .......................................     A2/A+       109,059       52.0%
 McLane, Graf, Raulerston & Middleton ..........   Not Rated      57,426       27.4
 Merrill Lynch -- Corp. Svcs. Finance ..........     Aa3/A+        8,817        4.2
                                                                 -------       ----
 TOTAL .........................................                 175,302       83.6%

                                                              POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                       RENT PSF       RENT          RENT      EXPIRATION
------------------------------------------------ ---------- ------------- ------------- -----------

 Verizon ....................................... $ 12.17     $1,327,248        43.2%    05/30/2007
 McLane, Graf, Raulerston & Middleton .......... $ 15.00        861,390        28.0     05/30/2012
 Merrill Lynch -- Corp. Svcs. Finance .......... $ 20.00        176,340         5.7     01/30/2010
                                                             ----------        ----
 TOTAL .........................................             $2,364,978        77.0%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       43

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

              HURSTBOURNE BUSINESS CENTER -- TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                                RATINGS       TOTAL       % OF
TOP TENANTS                                   MOODY'S/S&P   TENANT SF   TOTAL SF
-------------------------------------------- ------------- ----------- ----------

 National Health Services, Inc. ............   Not Rated   55,280          16.3%
 Central Bancshares, Inc. ..................   Not Rated   19,201           5.7
 Deming, Malone, Livesay & Ostroff .........   Not Rated   18,722           5.5
                                                           ------          ----
 TOTAL .....................................               93,203          27.5%

                                                          POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------------------- ---------- ------------- ------------- -----------

 National Health Services, Inc. ............ $ 15.25     $  843,020        14.6%    09/30/2011
 Central Bancshares, Inc. .................. $ 18.46        354,450         6.1     04/30/2015
 Deming, Malone, Livesay & Ostroff ......... $ 18.00        336,996         5.8     02/30/2012
                                                         ----------        ----
 TOTAL .....................................             $1,534,466        26.6%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.
                     OXMOOR PLACE -- TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                   RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Stored Value Systems .........   Not Rated   35,819          26.3%  $ 19.83     $  710,441        26.6%    08/30/2008
 Merrill Lynch ................     Aa3/A+    21,916          16.1   $ 22.00        482,152        18.0     01/30/2012
 DMI Furniture ................   Not Rated   12,830           9.4   $ 18.66        239,408         9.0     01/30/2006
                                              ------          ----               ----------        ----
 TOTAL ........................               70,565          51.8%              $1,432,001        53.6%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.
              ONE AND TWO CHESTNUT PLACE -- TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                             RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                                MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
----------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Fallon Community Health Plan ...........   Not Rated     115,034       52.8%  $16.17      $1,859,755        47.4%    03/31/2020
 The Premier Insurance Company ..........     NR/A-        33,250       15.3   $22.08         734,102        18.7     08/31/2006
 Amica Mutual Insurance Company .........     NR/AA        14,822        6.8   $22.10         327,566         8.4     02/28/2007
                                                          -------       ----               ----------        ----
 TOTAL ..................................                 163,106       74.8%              $2,921,423        74.5%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.
                     STEEPLECHASE -- TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                          RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Johnson Controls, Inc. ..............      A2/A        45,295       59.1%  $15.25      $  690,749        56.7%    09/30/2014
 New Hampshire Insurance Co. .........   Not Rated      16,133       21.0   $17.42         281,037        23.1     12/31/2005
 Aerotek, Inc. .......................   Not Rated       4,093        5.3   $16.00          65,488         5.4     08/31/2007
                                                        ------       ----               ----------        ----
 TOTAL ...............................                  65,521       85.5%              $1,037,274        85.1%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       44

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                       LAKEVIEW -- TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                                 RATINGS       TOTAL       % OF
TOP TENANTS                                    MOODY'S/S&P   TENANT SF   TOTAL SF
--------------------------------------------- ------------- ----------- ----------

 Horizon Research International .............   Not Rated       9,271       12.0%
 Mooser & Freibert Land Title Co., LLC ......   Not Rated       7,463        9.7
 Countrywide Home Loans, Inc. ...............      A3/A         6,720        8.7
                                                                -----       ----
 TOTAL ......................................                  23,454       30.5%

                                                          POTENTIAL   % POTENTIAL     LEASE
TOP TENANTS                                    RENT PSF      RENT         RENT      EXPIRATION
--------------------------------------------- ---------- ----------- ------------- -----------

 Horizon Research International ............. $ 18.50     $171,514        12.6%    06/30/2008
 Mooser & Freibert Land Title Co., LLC ...... $ 16.50      123,140         9.1     01/31/2010
 Countrywide Home Loans, Inc. ............... $ 17.50      117,600         8.6     08/30/2005
                                                          --------        ----
 TOTAL ......................................             $412,253        30.3%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

                   HUNNINGTON PLACE -- TENANT INFORMATION (1)
--------------------------------------------------------------------------------



                                       RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
----------------------------------- ------------- ----------- ---------- ---------- ----------- ------------- -------------

 Airlines Reporting Corp. .........   Not Rated      24,642       39.8%  $17.74      $437,149        42.2%     10/31/2005
 TEKSystems, Inc. .................   Not Rated       6,354       10.3   $15.50        98,487         9.5      01/31/2010
 Tech Skills, LLC .................   Not Rated       5,212        8.4   $16.10        83,913         8.1      11/30/2006
                                                     ------       ----               --------        ----
 TOTAL ............................                  36,208       58.5%              $619,549        59.8%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.
                FORUM OFFICE PARK -- LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          2          21,430          6.5%        21,430            6.5%        $  353,595
 2006 ..............          5          52,126         15.9         73,556           22.4%        $  860,508
 2007 ..............          3          26,199          8.0         99,755           30.4%        $  405,722
 2008 ..............          6          62,983         19.2        162,738           49.6%        $1,032,827
 2009 ..............          1          10,314          3.1        173,052           52.7%        $  165,024
 2010 ..............          2          12,806          3.9        185,858           56.6%        $  207,891
 2012 ..............          2         100,912         30.7        286,770           87.3%        $1,639,820
 MTM ...............          1           1,999          0.6        288,769           87.9%        $   30,485
 Vacant ............                     39,599         12.1        328,368          100.0%        $  643,813
                              -         -------        -----
 TOTAL .............         22         328,368        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       45

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                 CITY HALL PLAZA -- LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          3          11,798          5.6%        11,798            5.6%        $  245,080
 2007 ..............          3         113,108         53.9%       124,906           59.6%        $1,411,368
 2008 ..............          2           5,210          2.5%       130,116           62.1%        $  119,830
 2009 ..............          2           8,754          4.2%       138,870           66.2%        $  172,931
 2010 ..............          2          10,760          5.1%       149,630           71.4%        $  222,972
 2012 ..............          1          57,426         27.4%       207,056           98.7%        $  861,390
 MTM ...............          1             376          0.2%       207,432           98.9%        $    5,399
 Vacant ............                      2,252          1.1%       209,684          100.0%        $   32,993
                              -         -------        -----
 TOTAL .............         14         209,684        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.
          HURSTBOURNE BUSINESS CENTER -- LEASE ROLLOVER SCHEDULE(1)(2)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(3)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          2           3,357          1.0%         3,357            1.0%        $   62,347
 2006 ..............         11          42,354         12.5%        45,711           13.5%        $  743,113
 2007 ..............         13          38,235         11.3%        83,946           24.8%        $  637,907
 2008 ..............          8          35,068         10.4%       119,014           35.1%        $  638,545
 2009 ..............          9          29,263          8.6%       148,277           43.8%        $  497,244
 2010 ..............          4          11,870          3.5%       160,147           47.3%        $  214,614
 2011 ..............          1          55,280         16.3%       215,427           63.6%        $  843,020
 2012 ..............          1          18,722          5.5%       234,149           69.1%        $  336,996
 2014 ..............          1           6,955          2.1%       241,104           71.2%        $  119,209
 2015 ..............          2          19,201          5.7%       260,305           76.9%        $  354,450
 MTM ...............          8           2,570          0.8%       262,875           77.6%        $   29,125
 Vacant ............                     75,754         22.4%       338,629          100.0%        $1,289,333
                             --          ------        -----
 TOTAL .............         60         338,629        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   With respect to the Hurstbourne Business Center, information presented does not include the Hurstbourne Plaza, the retail portion of the
      Hurstbourne Business Center, which was not underwritten.

(3)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       46

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                   OXMOOR PLACE -- LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          3           8,754          6.4%         8,754            6.4%        $  174,189
 2006 ..............          3          18,638         13.7         27,392           20.1%        $  349,760
 2007 ..............          3          12,112          8.9         39,504           29.0%        $  227,734
 2008 ..............          8          52,998         38.9         92,502           67.9%        $1,027,288
 2009 ..............          1           1,407          1.0         93,909           68.9%        $   26,733
 2010 ..............          1           1,920          1.4         95,829           70.3%        $   35,520
 2011 ..............          1           2,150          1.6         97,979           71.9%        $   38,700
 2012 ..............          1          21,916         16.1        119,895           88.0%        $  482,152
 2014 ..............          2           7,918          5.8        127,813           93.8%        $  161,122
 Vacant ............                      8,433          6.2        136,246          100.0%        $  149,930
                              -          ------        -----
 TOTAL .............         23         136,246        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.
            ONE AND TWO CHESTNUT PLACE -- LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          1           1,480          0.7%         1,480            0.7%        $   20,720
 2006 ..............          7          62,610         28.7         64,090           29.4%        $1,288,062
 2007 ..............          4          19,626          9.0         83,716           38.4%        $  399,037
 2008 ..............          1           5,588          2.6         89,304           41.0%        $  108,631
 2020 ..............          4         115,034         52.8        204,338           93.8%        $1,859,755
 MTM ...............          1           1,351          0.6        205,689           94.4%        $   25,669
 Vacant ............                     12,261          5.6        217,950          100.0%        $  220,666
                              -         -------        -----
 TOTAL .............         18         217,950        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

                   STEEPLECHASE -- LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005 ..............         1            16,133         21.0%    16,133               21.0%        $281,037
 2006 ..............         1             1,725          2.3     17,858               23.3%        $ 29,929
 2007 ..............         2             8,076         10.5     25,934               33.8%        $130,610
 2014 ..............         1            45,295         59.1     71,229               92.9%        $690,749
 Vacant ............                       5,437          7.1     76,666              100.0%        $ 86,432
                             -            ------        -----
 TOTAL .............         5            76,666        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       47

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                     LAKEVIEW -- LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005 ..............          4          13,082         17.0%    13,082               17.0%        $235,501
 2006 ..............          7          11,705         15.2     24,787               32.2%        $205,027
 2008 ..............          2          11,192         14.5     35,979               46.7%        $206,092
 2009 ..............          3           9,571         12.4     45,550               59.2%        $167,261
 2010 ..............          1           7,463          9.7     53,013               68.8%        $123,140
 2011 ..............          1           4,322          5.6     57,335               74.5%        $ 75,635
 MTM ...............          1             521          0.7     57,856               75.1%        $  9,118
 Vacant ............                     19,143         24.9     76,999              100.0%        $338,077
                              -          ------        -----
 TOTAL .............         19          76,999        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.
                 HUNNINGTON PLACE -- LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005 ..............   2                 25,588         41.4%    25,588               41.4%        $450,866
 2006 ..............   2                  8,105         13.1     33,693               54.5%        $127,308
 2008 ..............   1                  1,658          2.7     35,351               57.1%        $ 24,870
 2010 ..............   3                 12,070         19.5     47,421               76.7%        $191,346
 Vacant ............                     14,441         23.3     61,862              100.0%        $241,914
                       -------------     ------        -----
 TOTAL .............   8                 61,862        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       48

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                       SUMMARY OF SIGNIFICANT TENANTS(1)
--------------------------------------------------------------------------------
The IPC Louisville Portfolio is 87.1% leased by 145 office tenants at an average lease rate of $16.57 per square foot. The six largest tenants, representing 33.5% of the total net rentable area, are:

 o FALLON COMMUNITY HEALTH PLAN (not rated) occupies 115,034 square feet (8.0%
   of portfolio net rentable area) at One & Two Chestnut Place. Fallon
   Community Health Plan, founded in 1977, is a not-for-profit HMO that provides health insurance products and related services to nearly 200,000 members in central and eastern Massachusetts. The company's health insurance offerings include PPO, Point of Service (POS), Traditional Indemnity and
   Medicare. As of December 31, 2004, Fallon Community Health Plan reported
   $734 million in sales and had approximately 500 employees.

 o VERIZON (NYSE: "VZ")(rated "A2" by Moody's and "A+" by S&P) occupies 109,059 square feet (7.5% of portfolio net rentable area) at City Hall Plaza.
   Verizon was formed in 2000 when Bell Atlantic bought GTE. The company is a provider of communication services with four segments: Domestic Telecom,
   Domestic Wireless, Information Services and International. As of December
   31, 2004, Verizon reported sales of $7.83 billion and had approximately
   210,000 employees worldwide.

 o GENERAL ELECTRIC COMPANY ("GE") (NYSE: "GE")(rated "Aaa" by Moody's and
   "AAA" by S&P) occupies 100,912 square feet (7.0% of portfolio net rentable area) at Forum Office Park. GE is a diversified industrial corporation engaged in developing, manufacturing and marketing a wide variety of products for the generation, transmission, distribution, control and utilization of electricity. As of December 31, 2004, GE reported sales of
   $151.3 billion and had approximately 307,000 employees worldwide.

 o MCLANE, GRAF, RAULERSON & MIDDLETON (not rated) occupies 57,426 square feet
   (4.0% of portfolio net rentable area) at City Hall Plaza. Founded in 1919,
   McLane, Graf, Raulerson & Middleton specializes in business litigation, environmental law, estate planning, taxation and commercial bankruptcy for clients in the education, financial services, manufacturing, professional services, technology, telecommunications and energy sectors. Headquartered in New Hampshire, the firm has more than 75 attorneys and more than 25 legal assistants that work with clients in the New England area and nationally.
   The mortgaged property serves as a regional office for the law firm.

 o NATIONAL HEALTH SERVICES, INC. (not rated) occupies 55,280 square feet (3.8%
   of portfolio net rentable area) at the Hurstbourne Business Center. Founded in 1984, National Health Services Inc. is a provider of care management services and is headquartered in Louisville, Kentucky. National Health
   Services, Inc. specializes in medical claims review and external quality oversight. National Health Services, Inc.'s line of businesses include:
   utilization management, case management, disease management and demand management. In March 2004, the company was acquired by SHPS Holdings, Inc., a provider of integrated health and productivity and benefit management solutions to employers, health plans and government agencies.

 o APERTURE CREDENTIALING, INC. (rated "A2" by Moody's and "A" by S&P) occupies
   46,904 square feet (3.2% of portfolio net rentable area) at Forum Office
   Park. Aperture Credentialing, Inc., one of the nation's largest Credentials
   Certification Organizations, builds and maintains health care practitioner information databanks. Aperture Credentialing, Inc. performs Primary Source
   Verification for over 90,000 practitioners by gathering, verifying, preparing and delivering information for health plans and hospitals.
   Aperture Credentialing is a wholly owned subsidiary of United Health Group,
   Inc., a health care services and consulting provider providing services and products to over 55 million customers.
-------------------------------------------------------------------------------

(1)   Summary is presented on an aggregate portfolio basis.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       49

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The IPC Louisville Portfolio Loan is secured by a first mortgage on eight individual properties located in Louisville, Kentucky (six properties),
   Manchester, New Hampshire (one property) and Worcester, Massachusetts (one property).

THE BORROWER:

 o IPC Louisville Properties, LLC, a Delaware limited liability company, is a newly formed single-purpose, bankruptcy-remote entity that holds fee or, in one case, leasehold interests in the IPC Louisville Portfolio Mortgaged
   Properties. The IPC Louisville Portfolio Borrower is managed by a board of managers, which includes at least two independent managers. At origination, a nonconsolidation opinion was delivered with respect to the IPC Louisville
   Portfolio Borrower and its sole member. The sole member of the IPC
   Louisville Portfolio Borrower, IPC LP/WP Holdings, LLC, a Delaware limited liability company, is a newly formed single-purpose limited liability company.

 o The sponsor of the IPC Louisville Portfolio Borrower is IPC (US), Inc., a
   Delaware corporation, which indirectly owns and controls a portfolio of 26 office and six retail properties throughout the United States containing
   7.56 million square feet with over 500 tenants. IPC (US), Inc. is liable under the indemnity and guaranty agreement for losses and damages arising from certain "bad acts." IPC (US), Inc. is also liable under an indemnity and guaranty agreement for the full amount of the loan due to certain other springing recourse events until the first anniversary date of the closing date and thereafter up to 10% of the outstanding principal balance of the loan.

 o The IPC Louisville Portfolio Borrower is affiliated with the borrowers under the IPC New York/Wichita Portfolio Loan.

 o In addition, IPC Realty, LLC (which is an indirect subsidiary of the sponsor and an indirect parent of the IPC Louisville Portfolio Borrower), has entered into a revolving credit facility with two affiliate borrowers and a group of syndicated lenders. Under this credit facility, IPC Realty, LLC and the two affiliate borrowers are entitled to borrow up to $200,000,000 from the lenders, which debt is secured by ownership interests in the IPC
   Louisville Portfolio Borrower and other entities that own commercial real estate.

THE PROPERTY:

 o The IPC Louisville Mortgaged Property consists of eight properties that are located in Louisville, Kentucky (six properties), Manchester, New Hampshire
   (one property) and Worcester, Massachusetts (one property). The eight properties are part of a larger 3,500,000 square foot portfolio that was purchased by IPC (US), Inc. in May 1998.

 o Forum Office Park comprises four office buildings, Forum 1, 2 and 3 (each, two-story) and Forum 4 (three-story) located on a 22.0 acre parcel in eastern Louisville, Kentucky on the east side of Hurstbourne Lane, north of
   Shelbyville Road. The buildings were constructed in 1984 and contain a total of 328,368 square feet. As of May 1, 2005, Forum Office Park was 89.2%
   occupied by 18 tenants. There are 1,347 parking spaces at the property.

 o City Hall Plaza is a 20-story office building located on a 0.3 acre parcel in downtown Manchester, New Hampshire just east of Interstate 293 (Everett
   Turnpike) and the Merrimack River. The building was constructed in 1991 and has a net rentable area of 209,684 square feet. As of May 1, 2005, the property was 98.9% occupied by 14 tenants and has 69 parking spaces.

 o Hurstbourne Business Center comprises two office buildings (Hurstbourne Park and Hurstboune Place) and one retail building (Hurstbourne Plaza), located on a 20.2 acre parcel in the eastern portion of Louisville, Kentucky on the southeast corner of Shelbyville Road and Whittington Parkway, west of
   Hurstbourne Road. The office properties, which contain a total of 335,376 square feet, were constructed in 1971 and 1982, and were renovated in 2004.
   As of May 1, 2005, the office properties were 71.3% occupied by 56 tenants.
   The property has a total of 1,183 parking spaces between the two office properties. The retail building, Hurstbourne Plaza, may be released from the lien of the related mortgage without payment of a release price. No loan amount, cash flow or value has been attributed to such retail building due to its anticipated release.

 o Oxmoor Place is improved with a four-story office building with a net rentable area of 136,246 square feet located on a 9.4 acre parcel in eastern
   Louisville, Kentucky. This property is located on Bullitt Lane south of
   Shelbyville Road (Highway 60) in close proximity to Interstate 264. The property was built in 1989 and is currently undergoing renovation at an estimated cost of $650,000. As of May 1, 2005, Oxmoor Place was 91.1%
   occupied by 19 tenants. There are approximately 501 parking spaces at the property including 20 covered spaces below the building. The IPC Louisville
   Portfolio Borrower has a leasehold interest in this mortgaged property.
   However, the IPC Louisville Portfolio Borrower has exercised an option to purchase the underlying fee interest on December 31, 2008 for a purchase price of $5,736,250, at which time the fee interest will become subject to the lien of the mortgage. The IPC Louisville Portfolio Borrower has assigned its purchase right to the lender and the ground lessor has acknowledged such assignment. In addition, the IPC Louisville Portfolio Borrower provided a letter of credit in the amount of $5,376,250 as security for its obligation to purchase the fee interest in this property and IPC (US), Inc. will be liable for any losses arising from the IPC Louisville Portfolio Borrower's failure to purchase the lessor's interest under the ground lease.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       50

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

 o One and Two Chestnut Place is an office property located in downtown
   Worcester, Massachusetts located one block from Main Street, comprised of two adjacent buildings, One Chestnut Place and Two Chestnut Place. One
   Chestnut Pace is an 11-story office building comprised of 187,357 square feet. The building was constructed in 1991 and is located above two levels of parking space. Two Chestnut Place, located adjacent to One Chestnut
   Place, is a four-story office building, with two levels of parking below grade, in addition to the lobby-level parking. The building was constructed in 1924 and last renovated in 1989. The property has a net rentable area of
   217,950 square feet and is located on a 1.2 acre parcel. As of May 1, 2005,
   One and Two Chestnut Place was 95.1% occupied by 13 tenants. There are 645 parking spaces at the mortgaged property.

 o Steeplechase is a three-story office building located on a 5.1 acre parcel in an eastern suburban area of eastern Louisville, Kentucky between I-64 and
   Taylorsville Road on Bunsen Parkway. The building was constructed in 1990 and has a net rentable area of 76,666 square feet. As of May 1, 2005, the building was 92.9% occupied by five tenants. The property is improved with
   222 outdoor parking spaces.

 o Lakeview is a four-story office building located on a 5.2 acre parcel in northeastern Louisville, Kentucky just west of Interstate 264 and north of
   Interstate 64. Built in 1989, the building has a net rentable area of 76,999 square feet and was 80.8% occupied as of May 1, 2005, by 16 tenants. There are approximately 275 parking spaces at the mortgaged property. The site is improved with two reflecting ponds with fountains in each.

 o Hunnington Place is a three-story office building located on a 2.8 acre parcel in an eastern suburban area of Louisville, Kentucky. The property is located on the west side of Bunsen Parkway north of the intersection of
   Hurstbourne Parkway and Bunsen Parkway. The building was constructed in 1988 and has a net rentable area of 61,862 square feet. As of May 1, 2005, the building was 85.6% occupied by eight tenants. There are 190 parking spaces at the mortgaged property.

PROPERTY MANAGEMENT:

 o The IPC Louisville Portfolio is managed by IPC Real Estate Management LLC, an affiliate of the IPC Louisville Portfolio Borrower. IPC Real Estate
   Management LLC is a subsidiary of IPC (US) Inc., a publicly-traded REIT listed on the Canadian Stock Exchange.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not Allowed.

RELEASE OR SUBSTITUTION OF PROPERTY:

 o The release of one or more of the IPC Louisville Portfolio Mortgaged
   Properties will be permitted if, among other things, (i) the IPC Louisville
   Portfolio Mortgage Loan is partially defeased in an amount equal to 125% of the allocated loan amount for that parcel, (ii) the debt service coverage ratio with respect to the remaining IPC Louisville Portfolio Mortgaged
   Properties following the release is at least equal to the greater of 1.40x or the debt service coverage ratio for the 12 months preceding the release date, (iii) the loan-to-value percentage with respect to the remaining IPC
   Louisville Portfolio Mortgaged Properties is not greater than the lesser of
   (a) 63.0% or (b) the loan-to-value percentage immediately prior to release.
   Hurstbourne Plaza, the retail building of the Hurstbourne Business Center property, may be released without consideration, in accordance with the terms of the related loan agreement. In addition, see "Additional
   Information-- The Property--Hurstbourne Business Center" for information regarding the release of a portion of the Hurstbourne Business Center property.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       51

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                            IPC LOUISVILLE PORTFOLIO

[MAP OMITTED]

                            IPC LOUISVILLE PORTOFLIO

1 FORUM OFFICE PARK                LOUISVILLE         KY
2 HURSTBOURNE BUSINESS CENTER      LOUISVILLE         KY
3 OXMOOR PLACE                     LOUISVILLE         KY
4 LAKEVIEW                         LOUISVILLE         KY
5 STEEPLECHASE                     LOUISVILLE         KY
6 HUNNINGTON PLACEK                LOUISVILLE         KY
7 CITY HALL PLAZA                  LOUISVILLE         KY
8 ONE & TWO CHESTNUT PLACE         LOUISVILLE         KY

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       52

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

                [3 PHOTOS OF MISSION POINTE APARTMENTS OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       53

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

                           SIGNIFICANT MORTGAGE LOANS

MISSION POINTE APARTMENTS

                      LOAN INFORMATION

 LOAN SELLER:                  Bank of America
 ORIGINAL PRINCIPAL BALANCE:   $84,000,000
 FIRST PAYMENT DATE:           February 1, 2005
 TERM/AMORTIZATION:            84/360 months
 INTEREST ONLY PERIOD:         24 months
 MATURITY DATE:                January 1, 2012
 EXPECTED MATURITY BALANCE:    $77,880,148
 BORROWING ENTITY:             Mission Pointe Holdings, LLC
 INTEREST CALCULATION:         Actual/360
 CALL PROTECTION:              Lockout/Defeasance:
                               80 payments
                               Open: 4 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                Yes
   IMMEDIATE REPAIR RESERVE:   $354,374
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                Yes
   REPLACEMENT RESERVE:        $11,569

           FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:     $84,000,000
 CUT-OFF DATE LTV:         79.8%
 MATURITY DATE LTV:        74.0%
 UNDERWRITTEN DSCR(1):     1.11x
 MORTGAGE RATE(2):         5.263%

(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.

                    PROPERTY INFORMATION

 PROPERTY TYPE:                Multifamily
 PROPERTY SUB TYPE:            Garden Style
 LOCATION:                     Sunnyvale, CA
 YEAR BUILT/RENOVATED:         1990/NAP
 UNITS:                        617
 CUT-OFF BALANCE PER UNIT:     $136,143
 OCCUPANCY AS OF 04/01/05:     95.0%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Alliance Residential, LLC
 U/W NET CASH FLOW:            $6,167,656
 APPRAISED VALUE:              $105,200,000

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       54

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                        ANNUALIZED
                                                       MOST RECENT      FULL YEAR
                                       UNDERWRITTEN     (03/31/05)      (12/31/04)
                                      -------------- --------------- ---------------

 Effective Gross Income .............  $8,975,744     $8,673,272     $8,944,748
 Total Expenses .....................  $2,669,263      2,279,850     $2,858,359
 Net Operating Income (NOI) .........  $6,306,481     $6,393,422     $6,086,389
 Cash Flow (CF) .....................  $6,167,656     $6,369,582     $6,045,669
 DSCR on NOI ........................       1.13x          1.15x          1.09x
 DSCR on CF .........................       1.11x          1.14x          1.08x




                                      1 BEDROOM     2 BEDROOM
                                     -----------   ----------

 Number of Units .................      302           315
 Average Rent ....................   $1,022        $1,361
 Average Unit Size (SF) ..........      659          1,045


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       55

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Mission Pointe Apartments Loan is an $84 million, seven-year fixed rate loan secured by a first mortgage on a three-story, 617-unit apartment complex located in Sunnyvale, Santa Clara County, California. The Mission
   Pointe Apartments Loan is interest only for the first two years and matures on January 1, 2012 at an annual interest rate, rounded to three decimal places, of 5.623%.

THE BORROWER:

 o The Mission Pointe Apartments Borrower is Mission Pointe Holdings, LLC a
   Delaware limited liability corporation, an affiliate of Nearon Enterprises of Danville, California. Mission Pointe Holdings, LLC is a single-purpose, bankruptcy-remote entity with at least one independent director for which
   Borrower's legal counsel has delivered a non-consolidation opinion. Nearon
   Enterprises is a privately held development and investment company that owns and manages commercial and residential property.

 o Controlled by the Arthur D. Nearon family, with minority interests held by
   Nearon employees and outside parties, Nearon Enterprises currently owns and manages in excess of 3.5 million square feet of commercial and residential property. The majority of Nearon Enterprises' holdings are managed from
   Nearon Enterprises' office in Danville, California by David Christenson and
   Gregory Chabolla. Mr. Christenson and Mr. Chabolla each have extensive real estate backgrounds.

THE PROPERTY:

 o The collateral for the Mission Pointe Apartments mortgage loan consists of a fee simple interest in a 617-unit apartment complex consisting of 25 three-story, garden style apartment buildings encompassing 528,192 square feet across 22.1 acres of land. The property is located in Sunnyvale, Santa
   Clara County, California. Constructed in 1990, the Mission Pointe Apartments
   Mortgaged Property's 617 units are comprised of 110 junior one bed/one bath,
   192 one bed/one bath, 98 two bed/one bath and 217 two bed/two bath units.
   Project amenities include three swimming pools, spas, a common picnic area and two tennis courts. There is also a 4,400 square-foot fitness center in the main building, including a sauna and racquetball court. Many units also feature washer/dryer hookups, fireplaces and vaulted ceilings.

 o The Mission Pointe Apartments Borrower is generally required at its sole cost and expense to keep the Mission Pointe Apartments Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o Alliance Residential, LLC manages the Mission Pointe Apartments Mortgaged
   Property and is the management arm of the real estate investment trust BRE
   Properties, Inc. (which was formed in 1997). Together, BRE Properties, Inc.
   owns more than 80 apartment communities and Alliance Residential, LLC operates 120 apartment communities, totaling over 52,000 units owned or operated in California, Arizona, Washington, Utah and Colorado (including
   4,000 units in the San Francisco Bay area).

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       56

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                           MISSION POINTE APARTMENTS

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       57

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  FIESTA MALL

                       [3 PHOTOS OF FIESTA MALL OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       58

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  FIESTA MALL

                           SIGNIFICANT MORTGAGE LOANS

FIESTA MALL

                     LOAN INFORMATION

 LOAN SELLER:                    Bank of America
 ORIGINAL PRINCIPAL BALANCE:     $84,000,000
 FIRST PAYMENT DATE:             February 1, 2005
 TERM/AMORTIZATION:              120/0 months
 INTEREST ONLY PERIOD:           120 months
 MATURITY DATE:                  January 1, 2015
 EXPECTED MATURITY BALANCE:      $84,000,000
 BORROWING ENTITY:               Macerich Fiesta Mall LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 114 payments
                                 Open: 6 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
 LOCKBOX:                        Hard




              FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:            $84,000,000
 SHADOW RATING (MOODY'S/S&P):     Baa3/AAA
 CUT-OFF DATE LTV:                59.7%
 MATURITY DATE LTV:               59.7%
 UNDERWRITTEN DSCR(1):            2.65x
 MORTGAGE RATE:                   4.875%


(1)   DSCR figures based on net cash flow unless otherwise noted.



               PROPERTY INFORMATION

 PROPERTY TYPE:                Retail
 PROPERTY SUB TYPE:            Regional Mall
 LOCATION:                     Mesa, AZ
 YEAR BUILT/RENOVATED:         1979/2000
 NET RENTABLE SQUARE FEET:     309,092
 CUT-OFF BALANCE PER SF:       $272
 OCCUPANCY AS OF 04/30/05:     95.6%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Macerich Westcor
                               Management LLC
 U/W NET CASH FLOW:            $ 10,984,006
 APPRAISED VALUE:              $140,600,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       59

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  FIESTA MALL

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                              ANNUALIZED
                                                              MOST RECENT         FULL YEAR
                                          UNDERWRITTEN        (10/31/04)         (12/31/03)
                                        ----------------   ----------------   ----------------

 Effective Gross Income .............     $18,147,823       $17,959,310       $17,523,590
 Total Expenses .....................     $ 6,699,023       $ 6,118,573       $ 6,067,584
 Net Operating Income (NOI) .........     $11,448,800       $11,840,737       $11,456,006
 Cash Flow (CF) .....................     $10,984,006       $11,840,737       $10,296,026
 DSCR on NOI ........................           2.76x             2.85x             2.76x
 DSCR on CF .........................           2.65x             2.85x             2.48x


                             TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                   RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                      MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
------------------------------- ------------- ----------- ---------- ---------- ----------- ------------- -------------

 Forever 21 ................... Not Rated        15,146       4.9%   $23.00     $348,358         2.9%     04/30/2013
 Abercrombie & Fitch .......... Not Rated         9,624       3.1    $23.00      221,352         1.8      09/30/2006
 Victoria's Secret ............ Baa2/BBB          9,175       3.0    $32.00      293,600         2.4      01/31/2011
                                                 ------      ----               --------         ---
 TOTAL ........................                  33,945      11.0%              $863,310         7.1%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursements.

                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............         11          24,600          8.0%        24,600            8.0%        $  868,432
 2006 ..............         11          31,077         10.1         55,677           18.0%        $  981,000
 2007 ..............         12          26,689          8.6         82,366           26.6%        $1,014,448
 2008 ..............         12          37,380         12.1        119,746           38.7%        $1,326,983
 2009 ..............         16          27,308          8.8        147,054           47.6%        $1,062,285
 2010 ..............         18          26,396          8.5         173.450          56.1%        $1,632,055
 2011 ..............         12          30,248          9.8        203,698           65.9%        $1,361,600
 2012 ..............          9          20,486          6.6        224,184           72.5%        $  759,363
 2013 ..............          6          23,810          7.7        247,994           80.2%        $  695,359
 2014 ..............         10          20,445          6.6        268,439           86.8%        $1,021,974
 2015 ..............          4          12,626          4.1        281,065           90.9%        $  372,588
 Vacant ............                     28,027          9.1        309,092          100.0%        $1,106,470
                             --          ------        -----
 TOTAL .............        121         309,092        100.0%


(1)   Information obtained from Underwritten Rent Roll.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       60

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  FIESTA MALL

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Fiesta Mall Mortgaged Property is approximately 95.6% occupied. The collateral consists of a two-story in-line portion of the mall, which is leased to more than 121 mall shops and food court tenants as well as 23 kiosks. The
Fiesta Mall is anchored by Macy's (205,365 square feet), Dillard's (195,395 square feet), Robinsons-May (154,728 square feet) and Sears (168,068 square feet), which are tenant-owned and not part of the collateral. The three largest tenants of the Fiesta Mall Mortgaged Property, representing 11.0% of the gross leasable area, are:

 o FOREVER 21 (not rated) occupies approximately 15,146 square feet (4.9% of net rentable area) under a 10-year lease expiring on April 30, 2013. Founded in 1984 by owner and CEO Don Chang, Forever 21 operates more than 200 mainly mall-based United States stores, under the Forever 21 brand. Forever 21 offers fashions for women and junior girls. Most of the retailer's apparel is private label and made in Southern California. In 2004, Forever 21 reported $640 million in revenue.

 o ABERCROMBIE & FITCH (NYSE "ANF") (not rated) occupies approximately 9,624 square feet (3.1% of net rentable area) under a 10-year lease expiring on
   September 30, 2006. Abercrombie & Fitch sells men's, women's and children's casual clothes and accessories. It targets teenagers and offers a growing chain of teen stores called Hollister and children's stores called
   Abercrombie. For fiscal year ended January 29, 2005, Abercrombie & Fitch reported revenues of $2.0 billion and net income of $216 million. As of
   January 29, 2005, Abercrombie & Fitch reported total assets of $1.35 billion and stockholder's equity of $669 million.

 o VICTORIA'S SECRET (NYSE "LTD") (rated "Baa2" by Moody's and "BBB" by S&P)
   occupies approximately 9,175 square feet (3.0% of net rentable area) under a
   10-year lease expiring on January 31, 2011. Victoria's Secret is owned by
   Limited Brands, Inc. Limited Brands, Inc. operates more than 3,800 stores under six retail brand names -- Express, The Limited, Victoria's Secret,
   Bath & Body Works, The White Barn Candle Company and Henri Bendel.
   Victoria's Secret operates 1,009 stores selling women's intimate and other apparel and personal care products and accessories. For fiscal year ended
   January 29, 2005, Limited Brands, Inc. reported revenues of $9.4 billion and net income of $705 million and stockholder's equity of $2.3 billion.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       61

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  FIESTA MALL

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Fiesta Mall Mortgage Loan is an $84 million, ten-year fixed rate loan secured by a first mortgage on a regional mall located in Mesa, Maricopa
   County, Arizona. The Fiesta Mall Mortgage Loan is interest-only for the entire loan term and matures on January 1, 2015 at an annual interest rate of 4.875%.

THE BORROWER:

 o The Fiesta Mall Borrower is Macerich Fiesta Mall LLC, a single asset, single-purpose entity, whose sole member is Macerich FM SPE LLC. All entities will be wholly owned affiliates of the Macerich Company, an umbrella real estate investment trust ("REIT") (NYSE "MAC").

 o Based in Santa Monica, California, the Macerich Company is a fully integrated, self-administered, umbrella partnership REIT that acquires, redevelops, leases, manages and owns regional shopping malls and community shopping centers. Built almost entirely through acquisitions and redevelopment since 1964, the company's portfolio consists of 80 malls and community shopping centers throughout the United States, encompassing approximately 61 million square feet. The Macerich Company, currently the fourth largest public mall operator in the United States, owns approximately
   60 regional malls, the majority of which are in California and Arizona.

THE PROPERTY:

 o The Fiesta Mall Mortgaged Property is an enclosed regional mall built in
   1979 and most recently renovated in 2000. The collateral consists of a two-story in-line portion of the mall, which is leased to more than 121 mall shops and food court tenants as well as 23 kiosks. The total net rentable area of 309,092 square feet sits atop 32.8 acres. On-site surface parking in a surrounding asphalt lot contains 2,070 parking spaces. In addition, anchor-owned multi-story concrete parking structures currently contain 3,682 parking spaces. The Fiesta Mall is anchored by Macy's (205,365 square feet),
   Dillard's (195,395 square feet), Robinsons-May (154,728 square feet) and
   Sears (168,068 square feet), which are tenant-owned and not part of the collateral.

PROPERTY MANAGEMENT:

 o Macerich Westcor Management LLC currently manages the Fiesta Mall Mortgaged
   Property. Macerich Westcor, a Fiesta Mall Borrower related entity, was founded in 1964 and manages approximately 18 million square feet in the greater Phoenix area. Its parent company, the Macerich Company, is a fully-integrated, self-administered, umbrella partnership REIT that owns and operates over 76 million square feet of gross leaseable area.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       62

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                  FIESTA MALL

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       63

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

                       [4 PHOTOS OF QUEENS ATRIUM OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       64

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

                           SIGNIFICANT MORTGAGE LOANS

QUEENS ATRIUM



                     LOAN INFORMATION

 LOAN SELLER:                    Bank of America
 ORIGINAL PRINCIPAL BALANCE:     $76,720,000
 FIRST PAYMENT DATE:             October 1, 2004
 TERM/AMORTIZATION:              120/360 months
 INTEREST ONLY PERIOD:           24 months
 MATURITY DATE:                  September 1, 2014
 EXPECTED MATURITY BALANCE:      $68,694,209
 BORROWING ENTITY:               Celtic Holdings, LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 117 payments
                                 Open: 3 payments
 ADDITIONAL FINANCING:           $43,280,000 in existing
                                 mezzanine indebtedness.
 UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   NYC HIGH SCHOOL RESERVE:      $,000,000
 ONGOING MONTHLY RESERVES:
   TAX RESERVE:                  Yes
   REPLACEMENT RESERVE:          $21,083
   NYU HEADQUARTERS EXCESS       Springing
      CASH RESERVE(1):
   DEVRY EXCESS CASH             Springing
      RESERVE(2):
   NYC-DDC EXCESS CASH           Springing
      RESERVE(3):
 LOCKBOX:                        Hard


(1)   NYU Headquarters Excess Cash Reserve, which shall not exceed $3,500,000, commences on March 1, 2010 if NYC Construction Authority does not extend the term of the NYC Headquarters Lease on or before February 28, 2010.

(2)   DeVry Excess Cash Reserve, which shall not exceed $2,300,000, commences on April 1, 2012 if DeVry Inc. does not extend the term of the DeVry
      Lease on or before March 31, 2012.

(3)   NYC-DDC Excess Cash Reserve, which shall not exceed $3,200,000, commences on January 1, 2014 if the City of New York does not extend the term of the NYC-DDC Lease on or before December 31, 2013 for a term lasting two years beyond the Maturity Date.



              FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:            $76,720,000
 SHADOW RATING (MOODY'S/S&P):     Baa3/AAA
 CUT-OFF DATE LTV:                51.1%
 MATURITY DATE LTV:               45.8%
 UNDERWRITTEN DSCR(1):            2.06x
 MORTGAGE RATE(2):                5.778%


(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.



                 PROPERTY INFORMATION

 PROPERTY TYPE:                Office
 PROPERTY SUB TYPE:            Central Business
                               District
 LOCATION:                     Long Island City, NY
 YEAR BUILT/RENOVATED:         1965/2004
 NET RENTABLE SQUARE FEET:     1,000,189
 CUT-OFF BALANCE PER SF:       $77
 OCCUPANCY AS OF 03/31/05:     96.0%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Jeffrey Management
                               Corp.
 U/W NET CASH FLOW:            $10,889,752
 APPRAISED VALUE:              $150,000,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       65

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                               FULL YEAR          FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)         (12/31/02)
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............     $19,150,879       $16,374,742       $15,611,105       $19,487,626
 Total Expenses.. ...................     $ 7,117,780       $ 6,825,671       $ 6,932,343       $ 6,698,314
 Net Operating Income (NOI) .........     $12,033,099       $ 9,549,071       $ 8,678,762       $12,789,312
 Cash Flow (CF) .....................     $10,889,752         9,549,071       $ 8,678,762       $12,789,312
 DSCR on NOI ........................           2.28x             1.81x             1.64x             2.42x
 DSCR on CF .........................           2.06x             1.81x             1.64x             2.42x


                             TENANT INFORMATION(1)
--------------------------------------------------------------------------------



                                           RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL       LEASE
TOP TENANTS                              MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF     RENT(2)         RENT      EXPIRATION(3)
--------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- --------------

 New York City School Construction
  Authority ...........................   Not Rated     480,651       48.1%  $ 17.45     $ 8,388,356       46.9%      09/30/2011
 New York City Department of Design
  and Construction ....................   Not Rated     210,191       21.0   $ 17.64       3,707,769       20.7       01/21/2014
 DeVry School .........................   Not Rated     155,430       15.5   $ 20.25       3,147,458       17.6       04/30/2014
 New York City Department of
  Transportation ......................   Not Rated      49,669        5.0   $ 18.25         906,459        5.1       04/07/2008
                                                        -------       ----               -----------       ----
 TOTAL ................................                 895,941       89.6%              $16,150,042       90.2%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % of Potential
      Rent include base rent only and exclude common area maintenance and reimbursements.

(2)   Includes New York City School Authority rooftop Antenna rent.

(3)   New York City School Construction Authority has multiple leases with multiple lease expirations, including February 18, 2019 and April 30,
      2020.
                           LEASE ROLLOVER SCHEDULE(1)
--------------------------------------------------------------------------------



                          # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION          EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING(2)
----------------------   -------------   ------------   ----------   ------------   ---------------   ------------

 2005 ................         2              6,001          0.6%         6,001            0.6%        $  137,120
 2006 ................         1              2,980          0.3          8,981            0.9%        $   56,907
 2008 ................         2             69,002          6.9         77,983            7.8%        $1,194,038
 2011 ................         1            236,522         23.6        314,505           31.4%        $4,317,956
 2014 ................         3            375,371         37.5        689,876           69.0%        $7,055,102
 2016 ................         1             14,276          1.4        704,152           70.4%        $  171,866
 2019 ................         1            122,320         12.2        826,472           82.6%        $1,860,876
 2020 ................         1            121,809         12.2        948,281           94.8%        $2,209,525
 Management ..........                        1,895          0.2        950,176           95.0%
 Vacant ..............                       50,013          5.0      1,000,189          100.0%        $  893,708
                              --            -------        -----
 TOTAL ...............        12          1,000,189        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   Includes New York City School Authority rooftop antenna in Year 2020.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       66

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The four largest tenants, representing 89.6% of the total net rentable square feet, are:

 o NEW YORK CITY SCHOOL CONSTRUCTION AUTHORITY ("NYC SCA") (not rated) occupies a total of 480,651 square feet (48.1% of square feet, 46.9% of income) under three leases with expiration dates ranging from September 30, 2011 to April
   30, 2020 with two 5-year renewal options. The average rental rate per square foot is $17.45. The NYC SCA was established by the New York State
   Legislature in December 1988 to build and manage the design, construction and renovation of capital projects in New York City's more than 1,200 public school buildings, half of which were constructed prior to 1949. Since its inception, the NYC SCA has delivered 164 new schools, additions and mini schools, dozens of major modernizations, athletic fields and playgrounds and hundreds of transportable classroom units.

 o NEW YORK CITY DEPARTMENT OF DESIGN AND CONSTRUCTION ("NYC DDC") (not rated)
   occupies a total of 210,191 square feet (21.0% of square feet, 20.7% of income) under an 18-year lease expiring January 21, 2014. The rental rate per square foot is $17.64. The NYC DDC designs and builds New York City's streets and highways, sewers and water mains, as well as public buildings such as libraries, museums, firehouses and police stations. The NYC DDC was created in October 1995. The NYC DDC assumed responsibility for the many varied construction projects formerly performed by the Departments of
   Transportation, Environmental Protection and General Services.

 o DEVRY SCHOOL (not rated) occupies 155,430 square feet (15.5% of square feet,
   17.6% of income) under a lease expiring on April 30, 2014 with two five-year renewal options. The current rental rate per square foot is $20.25. DeVry is one of the largest publicly held, international, higher education companies in North America. DeVry School through its wholly owned subsidiaries, engages in the ownership and operation of DeVry University, Ross University and Becker Professional Review. DeVry University is a private degree granting higher education system in North America. DeVry University provides
   DeVry undergraduate programs in technology and business. Ross University operates two schools that include Ross University School of Medicine and
   Ross University School of Veterinary Medicine. Becker Professional Review
   prepares candidates for the Certified Public Accountant, Certified
   Management Accountant and Chartered Financial Analyst professional certification examinations. DeVry School offers its services worldwide.
   DeVry School was founded in 1987 and is headquartered in Oakbrook Terrace,
   Illinois.

 o NEW YORK CITY DEPARTMENT OF TRANSPORTATION ("NYC DOT") (not rated) occupies a total of 49,669 square feet (5.0% of square feet, 5.1% of income) under a ten-year lease expiring April 7, 2008 with one five-year renewal option. The current rental rate per square foot is $18.25. The NYC DOT manages New York
   City's transportation infrastructure, including city streets, highways, sidewalks and bridges. The NYC DOT is responsible for installing and maintaining street signs, traffic signals, and street lights, as well as resurfacing streets, repairing street defects, installing and maintaining parking meters, managing municipal parking facilities, and operating the
   Staten Island Ferry.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       67

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The Queens Atrium Mortgage Loan is a $76.72 million, ten-year loan secured by a first mortgage on two office buildings located in Long Island City,
   Queens County, New York. The Queens Atrium Mortgage Loan is interest-only for the first 24 months and matures on September 1, 2014 at an annual interest rate, rounded to three decimal places, of 5.910%.

THE BORROWER:

 o The Queens Atrium Borrower is Celtic Holdings, LLC, a New York limited liability company and single purpose, bankruptcy remote entity with at least two independent directors for which a non-consolidation opinion has been provided by the Queens Atrium Borrower's counsel. The Sole Managing Member of the Queens Atrium Borrower (with 0.1% equity interest) is Queens Celtic
   Manager Corp., a New York corporation. Queens Celtic Manager Corp is 100%
   owned by Celtic Mezz LLC, a New York limited liability company, which also holds a 99.9% equity interest in the Queens Atrium Borrower.

 o Ownership interest in Celtic Mezz LLC is held by Longview Manager Corp.
   (0.1%) and Long Island City-LV LLC (98.8%). The remaining 1.10% equity interest is held by four limited liability corporations (1.089%) and Celtic
   Mezz Manager Corp. (.011%).

 o The loan borrower sponsors are Jeffrey Feil, Lloyd Goldman and Ramius
   Capital Group, LLC. Jeffrey Feil is the Chief Executive Officer of the Feil
   Organization, an established privately held full service real estate company located in New York City for 50 years. The Feil Organization owns, develops and manages 20 million square feet of retail, commercial and industrial properties, 5,000 residential rental units, as well as hundreds of net leased properties totaling 4.5 million square feet and thousands of acres of undeveloped land across the country. Ramius Capital Group, LLC is an investment management firm that has provided discretionary investment management and merchant banking services to U.S. and international insitutions and private investors. Ramius Capital currently manages approximately $7.5 billion of assets.

THE PROPERTY:

 o The Queens Atrium Mortgaged Property consists of a fee simple interest in two office buildings containing a total of 1,000,189 net rentable square feet and situated on 5.5 acres.

 o The Queens Atrium Borrower is generally required at its sole cost and expense to keep the Queens Atrium Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

 o Jeffery Management Corp, a subsidiary of the Feil Organization, is responsible for the direct management and operation of the Queens Atrium
   Mortgaged Property. The Feil Organization owns, develops and manages over 20 million square feet of retail, commercial and industrial properties, over
   5,000 residential rental units, as well as hundreds of net leased properties and thousands of acres of undeveloped land across the country.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o An interest in the Queens Atrium Borrower serves as collateral for a mezzanine loan of $43,280,000. The mezzanine loan is coterminous with the
   Queens Atrium Mortgage Loan with an initial two-year interest only period with amortization commencing on October 1, 2006 under a 30-year amortization schedule. The loan-to-value ratio on a combined senior and mezzanine loan basis is 80% and the combined underwritten debt service coverage ratio is
   1.21x.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not Allowed.

AMORTIZATION SCHEDULE:

 o The amortization schedule for the Queens Atrium Mortgage Loan is set forth in Annex F to the prospectus supplement.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       68

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 QUEENS ATRIUM

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       69

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

                  [4 PHOTOS OF FRI PORTFOLIO GRAPHIC OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       70

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

                           SIGNIFICANT MORTGAGE LOANS

FRI PORTFOLIO



                     LOAN INFORMATION

 LOAN SELLER:                  Bear Stearns
 ORIGINAL PRINCIPAL BALANCE:   $70,000,000
 FIRST PAYMENT DATE:           June 1, 2005
 TERM/AMORTIZATION:            60/0 months
 INTEREST ONLY PERIOD:         60 months
 MATURITY DATE:                May 1, 2010
 EXPECTED MATURITY BALANCE:    $70,000,000
 BORROWING ENTITY:             2000 PBL Venture, Ltd.
 INTEREST CALCULATION:         Actual/360
 ADDITIONAL FINANCING:         $10,000,000 in mezzanine
                               indebtedness.
 CALL PROTECTION:              Lockout/Defeasance:
                               59 payments
                               Open: 1 payment
 UP-FRONT RESERVES:
   TAX/INSURANCE RESERVE:      Yes
   REPLACEMENT RESERVE:        $12,124
   TI/LC RESERVE:              $16,667
   OTHER RESERVE(1):           $281,080
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:      Yes
   REPLACEMENT RESERVE:        $12,124/month
   TI/LC RESERVE:              $16,667/month
 LOCKBOX:                      Hard


(1)   Other reserve escrow represents 22 months of rental income from a cooling tower lease. The reserve will be released monthly to the borrower in the amount of $12,776.



           FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:     $70,000,000
 CUT-OFF DATE LTV:         73.7%
 MATURITY DATE LTV:        73.7%
 UNDERWRITTEN DSCR(1):     1.57x
 MORTGAGE RATE(2):         5.657%


(1)   DSCR figures based on net cash flow unless otherwise noted.

(2)   The interest rate was rounded to three decimal places.



                  PROPERTY INFORMATION

 PROPERTY TYPE:                Office
 PROPERTY SUB TYPE:            Various
 LOCATION:
   AMSOUTH TOWER:              Nashville, TN
   CONCOURSE TOWERS:           West Palm Beach, FL
 YEAR BUILT/RENOVATED:
   AMSOUTH TOWER:              1973/2004
   CONCOURSE TOWERS:           1979/2004
 NET RENTABLE SQUARE FEET:     727,410
 CUT-OFF BALANCE PER SF:       $96
 OCCUPANCY AS OF 03/01/05:
   AMSOUTH TOWER:              93.0%
   CONCOURSE TOWERS:           83.7%
 OWNERSHIP INTEREST:           Fee
 PROPERTY MANAGEMENT:          Saber Management, Inc.
 U/W NET CASH FLOW:            $6,293,588
 APPRAISED VALUE:              $95,000,000


This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       71

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------



                                                                FULL YEAR          FULL YEAR          FULL YEAR
                                           UNDERWRITTEN        (12/31/04)         (12/31/03)         (12/31/02)
                                         ----------------   ----------------   ----------------   ----------------

 Effective Gross Income. .............     $13,635,120       $12,423,098       $12,758,045       $13,390,272
 Total Expenses ......................     $ 6,933,252       $ 6,409,036       $ 6,727,724       $ 6,561,529
 Net Operating Income (NOI). .........     $ 6,701,868       $ 6,014,062       $ 6,030,322       $ 6,828,743
 Cash Flow (CF) ......................     $ 6,293,588       $ 6,014,062       $ 6,030,322       $ 6,828,743
 DSCR on NOI .........................           1.67x             1.50x             1.50x             1.70x
 DSCR on CF. .........................           1.57x             1.50x             1.50x             1.70x


                     TENANT INFORMATION -- AMSOUTH TOWER(1)
--------------------------------------------------------------------------------



                                    RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                       MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 AmSouth .......................     A2/A-       270,649       45.8%   $ 8.21    $2,221,122        25.4%    07/01/2013
 Bass, Berry & Sims(2) .........   Not Rated     122,509       20.7    $20.25     2,480,807        28.3     01/31/2010
 Harwell Howard Hyne ...........   Not Rated      35,925        6.1    $20.61       740,414         8.5     04/30/2012
                                                 -------       ----              ----------        ----
 TOTAL .........................                 429,083       72.6%             $5,442,343        62.2%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance expenses and reimbursements. The numbers above do not include any square feet or rent from any temporary units that these tenants may occupy.

(2)   For the Bass, Berry and Sims space, $38,232 of the potential rent commences on May 1, 2006.

                   TENANT INFORMATION -- CONCOURSE TOWERS(1)
--------------------------------------------------------------------------------



                                          RATINGS       TOTAL       % OF                POTENTIAL   % POTENTIAL      LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF      RENT         RENT       EXPIRATION
-------------------------------------- ------------- ----------- ---------- ---------- ----------- ------------- -------------

 IKON Office Solutions(2) ............     Ba2/BB       14,080       10.3%  $ 12.65     $178,112         9.7%     09/30/2008
 Colonial Bank .......................    NR/BBB-       11,485        8.4   $ 16.35      187,728        10.3      12/31/2008
 Media Financial Services, Inc. ......   Not Rated       7,040        5.2   $ 14.04       98,842         5.4      09/30/2011
                                                        ------       ----               --------        ----
 TOTAL ...............................                  32,605       23.9%              $464,682        25.4%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent, and % Potential
      Rent include base rent only and exclude common area maintenance expenses and reimbursements. The numbers above do not include any square feet or rent from any temporary units that these tenants may occupy.

(2)   7,040 square feet of the IKON Office Solutions leased space rolls in
      October 2005.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       72

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

                    LEASE ROLLOVER SHEET -- AMSOUTH TOWER(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 MTM ...............          4           3,072          0.5%         3,072            0.5%        $   54,678
 2005. .............          9          19,183          3.2         22,255            3.8%        $  563,594
 2006. .............          5          17,859          3.0         40,114            6.8%        $  374,213
 2007. .............          9          20,582          3.5         60,696           10.3%        $  412,422
 2008. .............          5           9,814          1.7         70,510           11.9%        $  186,645
 2009. .............          3           5,874          1.0         76,384           12.9%        $  111,340
 2010. .............          4         122,509         20.7        198,893           33.6%        $2,484,600
 2012. .............          1          35,925          6.1        234,818           39.7%        $  740,414
 2013. .............          1         270,649         45.8        505,467           85.5%        $2,221,122
 2015. .............          1          26,683          4.5        532,150           90.0%        $  516,516
 2016. .............          1          17,407          2.9        549,557           93.0%        $  318,243
 Vacant ............                     41,632          7.0        591,189          100.0%        $  770,192
                             --         -------        -----
 TOTAL .............         43         591,189        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For the purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

                  LEASE ROLLOVER SHEET -- CONCOURSE TOWERS(1)
--------------------------------------------------------------------------------



                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   ----------

 2005. .............          6          17,785         13.1%        17,785           13.1%        $228,531
 2006. .............          3           5,179          3.8         22,964           16.9%        $ 67,793
 2007. .............          6          15,607         11.5         38,571           28.3%        $254,836
 2008. .............         12          44,226         32.5         82,797           60.8%        $610,648
 2009. .............          4          16,689         12.3         99,486           73.0%        $205,707
 2010. .............          2           8,378          6.2        107,864           79.2%        $ 97,480
 2011. .............          1           7,040          5.2        114,904           84.4%        $ 98,842
 2012. .............          1           2,189          1.6        117,093           86.0%        $ 26,268
 Vacant ............                     19,128         14.0        136,221          100.0%        $239,100
                             --          ------        -----
 TOTAL .............         35         136,221        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For the purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       73

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The FRI Portfolio Mortgaged Property is comprised of two office properties totaling approximately 727,410 square feet. AmSouth Tower is currently 93.0%
occupied by over 30 tenants and Concourse Towers is currently 83.7% occupied by over 30 tenants. Approximately 48% of the net rentable area of AmSouth Tower is leased to investment grade rated tenants or their affiliates. The three largest tenants, representing approximately 72.6% of the total net rentable square feet of AmSouth Tower, are:

AMSOUTH TOWER

 o AMSOUTH (NYSE "ASO") (rated "A2" by Moody's and "A-" by S&P) occupies
   270,649 square feet (45.8% of net rentable area) under a lease expiring in
   July 2013. AmSouth Bancorporation ("AmSouth") is a regional bank holding company which was organized in 1970. AmSouth offers a range of bank and bank-related services through its subsidiaries. Its principal subsidiary,
   AmSouth Bank, offers consumer and commercial banking and trust services to businesses and individuals through approximately 600 branch banking offices located in Alabama, Florida, Tennessee, Mississippi, Louisiana and Georgia.
   As of December 31, 2004, AmSouth Bank had total consolidated assets of $49.5 billion, total consolidated deposits of $34.2 billion and total consolidated equity capital of $3.6 billion.

 o BASS, BERRY & SIMS (not rated) occupies 122,509 square feet (20.7% of net rentable area) under a lease expiring in January 2010. Bass, Berry & Sims was formed in 1922 and has approximately 180 attorneys in four offices:
   Nashville (Downtown and Music Row), Knoxville and Memphis. The Nashville
   downtown office is the largest, with 133 attorneys. Bass, Berry & Sims clients range from Fortune 500 companies to regional and local businesses, as well as individuals. Their practice areas cover corporate legal services, intellectual property and technology, labor and employment, real estate, litigation, tax and healthcare.

 o HARWELL HOWARD HYNE (not rated) occupies 35,925 square feet (6.1% of net rentable area) under a lease expiring in April 2012. Harwell Howard Hyne
   Gabbert & Manner, P.C. ("H3GM") focuses on providing legal advice and assistance in transactions. There are 29 attorneys in the H3GM Nashville office, which is their only location. H3GM clients include Central Parking
   Corporation, Nashville Public Radio, BioMimetic Pharmaceuticals and Finova.

The three largest tenants, representing approximately 23.9% of the total net rentable square feet of Concourse Towers, are:

CONCOURSE TOWERS

 o IKON OFFICE SOLUTIONS ("IKON") (NYSE "IKN") (rated "Ba2" by Moody's and "BB"
   by S&P) occupies 14,080 square feet (10.3% of net rentable area) under two separate leases expiring in 2005 and 2008. IKON integrates imaging systems and services to help businesses manage document workflow. IKON offers systems from manufacturers such as Canon, Ricoh and Hewlett Packard and service support through its team of 7,000 service professionals worldwide.
   With fiscal 2004 revenues of $4.65 billion, IKON has approximately 500 locations throughout North America and Western Europe and approximately
   16,600 employees.

 o COLONIAL BANK (NYSE "NB") (not rated by Moody's and rated "BBB-" by S&P)
   occupies 11,485 square feet (8.4% of net rentable area) under a lease expiring in December 2008. The Colonial BancGroup, Inc. ("Colonial") is a
   $19.9 billion bank holding company headquartered in Montgomery, Alabama, with 310 full-service offices in Alabama, Florida, Georgia, Nevada,
   Tennessee and Texas. Colonial Bank, a subsidiary of Colonial, has assets that have grown from $166 million in 1981 to more than $19 billion as of year end 2004. In that same period, more than 60 community banks have been acquired and merged into Colonial Bank.

 o MEDIA FINANCIAL SERVICES, INC. (not rated) occupies 7,040 square feet (5.2%
   of net rentable area) under a lease expiring in September 2011. Media
   Financial Services, Inc. provides accounting, billing and financial services to the radio industry.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       74

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The FRI Portfolio Mortgage Loan is a $70 million, five-year fixed rate loan secured by a first mortgage on two office properties: the AmSouth Tower in
   Nashville, Tennessee and the Concourse Towers in West Palm Beach, Florida,
   with a combined total of approximately 727,410 square feet. The FRI
   Portfolio Mortgage Loan is interest-only for the entire loan term and matures on May 1, 2010 and has an interest rate, rounded to three decimal places, of 5.657%.

THE BORROWER:

 o The FRI Portfolio Borrower, 2000 PBL Venture, Ltd., a Florida limited partnership, is a single purpose entity with one independent director. A non-consolidation opinion was delivered at origination. The FRI Portfolio
   Borrower principals are Michael McCloskey and Jonathan Cameron-Hayes, who
   are the CEO and President, respectively, of Florida Realty Investments
   ("FRI"). FRI is a real estate organization with an emphasis on mid-sized markets in the Southeastern United States and currently maintains a portfolio of five properties encompassing over 2.0 million square feet.

THE PROPERTIES:

 o The FRI Portfolio Mortgaged Property consists of two cross-collateralized, cross-defaulted office properties: the AmSouth Tower property located in
   Nashville, Tennessee and the Concourse Towers property located in West Palm
   Beach, Florida.

 o AmSouth Tower is a 28-story, Class A office tower with an adjoining bank annex in the heart of Nashville's central business district. The AmSouth
   Tower is located directly across from the Davidson County Court House, a few blocks from the Tennessee State Capitol, the Municipal Auditorium, the
   Tennessee Performing Arts Center and the Nashville Convention Center.
   AmSouth Tower was built in 1973 and most recently renovated in 2004. Capital investments totaling approximately $17.4 million were reportedly made over the past 7 years of which $7.75 million was contributed by the principals of the FRI Portfolio Borrower. As of March 1, 2005, the AmSouth Tower was
   approximately 93.0% leased by over 30 tenants.

 o Concourse Towers consists of two, 10-story, Class B+ office buildings located northwest of the West Palm Beach Central Business District and west of exit 71 on I-95. The buildings are situated on Palm Beach Lakes
   Boulevard, which is a six-lane thoroughfare that runs adjacent to I-95.
   Concourse Towers was built in 1979 and most recently renovated in 2004.
   Capital investments totaling approximately $5.2 million were made over the past five years. In September 2004, Concourse Towers suffered damage from
   Hurricanes Francis and Jeanne. Most major repairs to the properties have been completed and no tenants vacated the properties as a result of the damage. As of March 1, 2005, Concourse Towers was approximately 83.7% leased by over 30 tenants.

PROPERTY MANAGEMENT:

 o The FRI Portfolio Mortgaged Property is managed by Saber Management, Inc., an affiliate of the FRI Portfolio Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o The direct and indirect ownership interests in the FRI Portfolio Borrower have been pledged to secure a senior mezzanine loan and a junior mezzanine loan in the aggregate amount of $10,000,000. The relationship among the FRI
   Portfolio Loan, the senior mezzanine loan and the junior mezzanine loan is governed by an intercreditor agreement. The junior mezzanine loan is subordinate to the senior mezzanine loan and the senior mezzanine loan is subordinate to the FRI Portfolio Loan. The senior mezzanine loan and the junior mezzanine loan have the same scheduled maturity date as that of the
   FRI Portfolio Loan. Each of the senior mezzanine borrower and junior mezzanine borrower have certain cure and purchase rights during an event of default as set forth in the intercreditor agreement.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not Allowed.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       75

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                                 FRI PORTFOLIO

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       76

                      (This Page Intentionally Left Blank)

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

[PHOTO OF ONE AND TWO BRITTANY OMITTED]

[PHOTO OF EDGEWATER PLAZA OMITTED]

[PHOTO OF 123 TICE BOULEVARD OMITTED]

[PHOTO OF EPIC CENTER OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       77

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

                           SIGNIFICANT MORTGAGE LOANS

IPC NEW YORK/WICHITA PORTFOLIO(1)



                      LOAN INFORMATION

 LOAN SELLER:                    Barclays
 ORIGINAL PRINCIPAL BALANCE:     $51,834,508
 FIRST PAYMENT DATE:             July 1, 2005
 TERM/AMORTIZATION:              120/360 months
 INTEREST ONLY PERIOD:           36 months
 MATURITY DATE:                  June 1, 2015
 EXPECTED MATURITY BALANCE:      $46,134,696
 IPC NEW YORK PORTFOLIO          IPC New York Properties,
  BORROWING ENTITY:              LLC
 IPC WICHITA PORTFOLIO           IPC Wichita Properties,
  BORROWING ENTITY:              LLC
 INTEREST CALCULATION:           Actual/360
 CALL PROTECTION:                Lockout/Defeasance:
                                 116 payments
                                 Open: 4 payments
 UP-FRONT RESERVES:
   TAX RESERVE:                  Yes
   TI/LC RESERVE(2):             $250,000
 ONGOING MONTHLY RESERVES:
   TAX/INSURANCE RESERVE:        Yes
   REPLACEMENT RESERVE(3):       $12,888
   TI/LC RESERVE(4):             $80,549
   MAJOR LEASE ROLLOVER          See Footnote
      RESERVE(5):
   LOCKBOX:                      Hard


(1)   The IPC New York/Wichita Portfolio Loan consists of two
      cross-collateralized and cross-defaulted loans, referred to as the IPC
      New York Portfolio Loan (which has an original principal balance of
      $36,102,148) and the IPC Wichita Portfolio Loan (which has an original principal balance of $15,732,360). Unless otherwise specified, information set forth in these tables is presented on an aggregate portfolio-basis.

(2)   The initial deposit to the TI/LC reserve is for the IPC Wichita Portfolio
      Loan.

(3)   The monthly deposit into the Replacement Reserve is $6,173 for the IPC
      New York Portfolio Loan and $6,714 for the IPC Wichita Portfolio Loan.
      The Replacement Reserve is capped at $222,241 for the IPC New York
      Portfolio Loan and $241,721 for the IPC Wichita Portfolio Loan.

(4)   The ongoing monthly TI/LC deposit is $38,583 for the IPC New York
      Portfolio Loan and $41,966 for the IPC Wichita Portfolio Loan.

(5)   On each payment date following a Cash Trap Trigger Event, each borrower is required to deposit all excess cash flow from the applicable properties into the related reserve account until the following amounts are accumulated: (a) $20 per square foot for those tenants under Major
      Leases in the IPC New York Portfolio properties and (b) $15 per square foot for tenants under Major Leases in the IPC Wichita Portfolio properties. A "Cash Trap Trigger Event" occurs 12 months prior to the lease expiration of a tenant under a Major Lease. A "Major Lease" is defined as the lease related to a tenant who occupies at least 20,000 square feet at the specified property.



         FINANCIAL INFORMATION

 CUT-OFF DATE BALANCE:  $51,834,508
 CUT-OFF DATE LTV:      62.8%
 MATURITY DATE LTV:     55.9%
 UNDERWRITTEN DSCR:     1.39x
 MORTGAGE RATE:         5.177%




                PORTFOLIO PROPERTY INFORMATION

 PROPERTY TYPE:                   Office
 PROPERTY SUB TYPE:               See Property Information
 LOCATION:                        See Property Information
 YEAR BUILT/RENOVATED:            See Property Information
 NET RENTABLE SQUARE FEET:        773,270
 CUT-OFF BALANCE PER SF:          $67
 OCCUPANCY AS OF 05/01/05(1):     83.8%
 OWNERSHIP INTEREST:              Fee
 PROPERTY MANAGEMENT:             IPC Real Estate
                                  Management LLC
 U/W NET CASH FLOW:               $4,734,763
 APPRAISED VALUE:                 $82,500,000


(1)   Occupancy as of May 1, 2005 with respect to the IPC Wichita Portfolio properties and Edgewater Plaza and as of July 1, 2005 with respect to the
      123 Tice Boulevard property. See "Additional Information" for further information regarding the 123 Tice Boulevard property.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       78

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO



                         PROPERTY INFORMATION
----------------------------------------------------------------------
                                                          YEAR BUILT/
PROPERTY NAME                         CITY        STATE    RENOVATED
------------------------------- ---------------- ------- -------------

 Edgewater Plaza ..............   Staten Island     NY    1919/1994
 123 Tice Boulevard ...........  Woodcliff Lake     NJ     1987/N/A
 Epic Center ..................      Wichita        KS     1987/N/A
 One and Two Brittany .........      Wichita        KS     1985/N/A
 TOTAL / WTD. AVG. ............

                                 ALLOCATED CUT-OFF
                                       DATE         NET RENTABLE     APPRAISED
PROPERTY NAME                         BALANCE        SQUARE FEET       VALUE      OCCUPANCY(1)
------------------------------- ------------------ -------------- -------------- -------------

 Edgewater Plaza ..............     $19,826,250        251,496     $31,100,000        94.9%
 123 Tice Boulevard ...........      16,275,898        118,905      25,400,000       100.0
 Epic Center ..................      15,732,360        287,640      20,000,000        78.3
 One and Two Brittany .........                        115,229       6,000,000        56.4
                                    -----------        -------     -----------       -----
 TOTAL / WTD. AVG. ............     $51,834,508        773,270     $82,500,000        83.8%


(1)   Occupancy as of May 1, 2005 with respect to the IPC Wichita Portfolio properties and Edgewater Plaza and as of July 1, 2005 with respect to the
      123 Tice Boulevard property. See "Additional Information" for further information regarding the 123 Tice Boulevard property.



                                       PORTFOLIO FINANCIAL INFORMATION(1)
-----------------------------------------------------------------------------------------------------------------
                                                               FULL YEAR          FULL YEAR          FULL YEAR
                                          UNDERWRITTEN        (12/31/04)         (12/31/03)         (12/31/02)
                                        ----------------   ----------------   ----------------   ----------------

 Effective Gross Income .............     $11,839,186       $13,013,714       $13,047,339       $12,765,317
 Total Expenses .....................     $ 6,106,955       $ 5,984,228       $ 6,018,286       $ 5,379,412
 Net Operating Income (NOI) .........     $ 5,732,232       $ 7,029,486       $ 7,029,053       $ 7,385,905
 Cash Flow (CF) .....................     $ 4,734,763       $ 7,029,486       $ 7,029,053       $ 7,385,905
 DSCR on NOI ........................           1.68x             2.06x             2.06x             2.17x
 DSCR on CF. ........................           1.39x             2.06x             2.06x             2.17x


(1)   Cash flow from One and Two Brittany not included in the Underwritten column but presented in historical financials.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       79

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO



                                           EDGEWATER PLAZA -- TENANT INFORMATION(1)
------------------------------------------------------------------------------------------------------------------------------
                                          RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                             MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 Staten Island University
  Hospital(2) ........................   Not Rated      82,388       32.2%  $15.64     $1,288,758        27.6%    12/31/2006
 ACS State & Local Solutions,
  Inc.(3) ............................   Not Rated      49,023       19.2   $21.69      1,063,376        22.8     02/28/2007
 NY City Board of Elections(4) .......      A1/A        43,834       17.1   $17.05        747,428        16.0     08/31/2011
                                                        ------       ----              ----------        ----
 TOTAL ...............................                 175,245       68.5%             $3,099,561        66.3%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)   Staten Island University Hospital occupies 49,145 square feet that expires on December 31, 2006, 25,113 square feet that expires on July 31,
      2007 and 8,130 square feet that expires on January 31, 2008.

(3)   ACS State & Local Solutions, Inc. occupies 48,031 square feet that expires on February 28, 2007 and 992 square feet that is on a month-to-month lease.

(4)   NY City Board of Elections occupies 24,089 square feet that expires on
      August 31, 2011 and 19,745 square feet that expires on July 31, 2012.



                                     123 TICE BOULEVARD -- TENANT INFORMATION(1)(2)
------------------------------------------------------------------------------------------------------------------------
                                    RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                       MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 IPC (US) Inc. .................   Not Rated      87,237       73.4%  $ 24.08     $2,100,667        74.7%    07/31/2010
 Sony Electronics, Inc .........      A1/A        31,668       26.6   $ 22.42        709,863        25.3     11/30/2010
                                                  ------      -----               ----------       -----
 TOTAL .........................                 118,905      100.0%              $2,810,530       100.0%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)   IPC (US), Inc. master leases 87,237 SF at the property. See "Additional
      Information" for further information.



                                           EPIC CENTER -- TENANT INFORMATION(1)
---------------------------------------------------------------------------------------------------------------------------
                                       RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                          MOODY'S/S&P   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
----------------------------------- ------------- ----------- ---------- ---------- ------------- ------------- -----------

 General Services
  Administration(2) ...............    Aaa/AAA       51,952       18.1%  $14.77     $  767,522        18.0%    1/31/2012
 Hinkle, Elkouri, LLC(3) ..........   Not Rated      33,127       11.5   $14.76        489,111        11.5     7/30/2006
 Chesapeake Energy Corporation.....    Ba3/BB-       27,172        9.4   $16.08        436,926        10.3     7/30/2006
                                                     ------       ----              ----------        ----
 TOTAL ............................                 112,251       39.0%             $1,693,558        39.8%


(1)   Information obtained from Underwritten Rent Roll except for Ratings
      (Moody's/S&P) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease.
      Calculations with respect to Rent PSF, Potential Rent and % Potential
      Rent include base rent only and exclude common area maintenance expense and reimbursement.

(2)   General Services Administration occupies 3,708 square feet that expires on December 30, 2005, 14,705 square feet that expires on April 30, 2010 and 27,683 square feet that expires on January 30, 2012.

(3)   Hinkle, Eikouri, LLC occupies 26,976 square feet that expires on July 30,
      2006 and 6,151 square feet that expires on June 30, 2017.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       80

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO



                                 EDGEWATER PLAZA -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          3           6,595          2.6%         6,595            2.6%        $  120,081
 2006 ..............         15          62,948         24.6         69,543           27.2%        $1,000,330
 2007 ..............          8          78,833         30.8        148,376           58.0%        $1,492,980
 2008 ..............          2           8,130          3.2        156,506           61.2%        $  150,405
 2009 ..............          2           2,358          0.9        158,864           62.1%        $   49,518
 2010 ..............          3          32,041         12.5        190,905           74.6%        $  727,851
 2011 ..............          2          24,089          9.4        214,994           84.0%        $  288,554
 2012 ..............          1          19,745          7.7        234,739           91.8%        $  458,874
 MTM ...............          4           3,860          1.5        238,599           93.3%        $   68,625
 Vacant ............                     17,243          6.7        255,842          100.0%        $  314,886
                             --          ------        -----
 TOTAL .............         40         255,842        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



                               123 TICE BOULEVARD -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2010 ..............   3               118,905         100.0%    118,905        100.0%            $2,810,530
                       -------------   -------         -----
 TOTAL .............   3               118,905         100.0%


(1)   Information obtained from Underwritten Rent Roll. See "Additional
      Information" for further information regarding this property.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.



                                   EPIC CENTER -- LEASE ROLLOVER SCHEDULE(1)
---------------------------------------------------------------------------------------------------------------
                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION      EXPIRING(2)        SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
--------------------   -------------   ----------   ----------   ------------   ---------------   -------------

 2005 ..............          1           3,708          1.3%         3,708            1.3%        $   50,058
 2006 ..............          8          72,443         25.2         76,151           26.5%        $1,114,931
 2007 ..............          9          64,005         22.3        140,156           48.7%        $1,009,700
 2008 ..............          2           2,491          0.9        142,647           49.6%        $   30,945
 2009 ..............          2          12,232          4.3        154,879           53.8%        $  167,492
 2010 ..............          6          17,273          6.0        172,152           59.8%        $  221,303
 2012 ..............          2          27,683          9.6        199,835           69.5%        $  443,679
 2015 ..............          3          23,170          8.1        223,005           77.5%        $  255,181
 2017 ..............          1           6,151          2.1        229,156           79.7%        $   90,818
 MTM ...............          2             779          0.3        229,935           79.9%        $   16,359
 Vacant ............                     57,705         20.1        287,640          100.0%        $  853,388
                              -          ------        -----
 TOTAL .............         36         287,640        100.0%


(1)   Information obtained from Underwritten Rent Roll.

(2)   For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       81

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The subject properties are 83.8% leased by 64 office tenants at an average lease rate of $17.14 per square foot. The six largest tenants, representing 45.3% of the total net rentable area, are:

 o IPC (US), INC. (not rated) master leases 87,237 square feet (11.3% of portfolio net rentable area) at 123 Tice Boulevard. IPC is a publicly-traded
   REIT (on the Canadian Stock Exchange). As of December 31, 2004, IPC's
   subsidiaries owned and operated a portfolio of 33 office properties and six retail properties containing 9.1 million square feet with over 500 tenants.
   The mortgaged properties are located in Pennsylvania, Kentucky, Kansas, New
   York, Ohio, New Hampshire, New Jersey, Louisiana and Florida. At year-end
   2004, IPC (US), Inc. had assets of $1.02 billion, liabilities of $742.5 million and a net worth of $228.3 million. The master lease will terminate upon the earlier to occur of (a) the reletting of space demised under the master lease to third party tenants under leases having rental terms such that the cash flow available for debt service derived from 123 Tice
   Boulevard equals or exceeds $1,450,000 per annum and 123 Tice Boulevard has a 85% occupancy and (b) 123 Tice Boulevard is released from the lien of the related mortgage pursuant to a partial defeasance.

 o STATEN ISLAND UNIVERSITY HOSPITAL (not rated) occupies 82,388 square feet
   (10.6% of portfolio net rentable area) at Edgewater Plaza. Staten Island
   University Hospital is a 785-bed, tertiary care, teaching healthcare system located in Staten Island. Founded in 1861, Staten Island University Hospital
   has numerous academic and clinical affiliations and accreditations, including the Joint Commission on Accreditation of Healthcare Organizations
   ("JCAHO") accreditation.

 o GENERAL SERVICES ADMINISTRATION (rated "Aaa" by Moody's and "AAA" by S&P)
   occupies a total of 56,696 square feet (7.3% of portfolio net rentable area)
   at Edgewater Plaza and Epic Center. The Federal Bureau of Investigation
   occupies 4,744 square feet at Edgewater Plaza and the following tenants occupy space at Epic Center: Secret Service (14,705 square feet), Federal
   Bureau of Investigation (3,708 square feet), U.S. Trustees (5,856 square feet), Federal Public Defender (6,513 SF) and U.S. Attorney (21,170 square feet).

 o ACS STATE & LOCAL SOLUTIONS, INC. ("ACS") (not rated) occupies 49,023 square feet (6.3% of portfolio net rentable area) at Edgewater Plaza. Founded in
   1988, ACS provides technology based services to state and local government clients with a focus on transaction processing, program management and systems integration services. ACS, headquartered in Dallas, Texas, supports operations in approximately 100 countries achieving nearly $5 billion in annual revenues for 2004.

 o NEW YORK CITY BOARD OF ELECTIONS (rated "A1" by Moody's and "A" by S&P)
   occupies 43,834 square feet (5.6% of portfolio net rentable area) at
   Edgewater Plaza. The New York City Board of Elections is an administrative body of ten commissioners (two from each of the five boroughs) that are recommended by both political parties and then appointed by the City Council for a term of four years. The board's responsibilities include voting registration, voting records, voter education and certification of the vote.
   The NYC Board of Elections is a local government entity for the City of New
   York.

 o HINKLE, ELKOURI, LLC (not rated) occupies 33,127 square feet (4.3% of portfolio net rentable area) at Epic Center. Hinkle Elkouri, LLC is a local
   Wichita law firm that was formed in 1981. Hinkle handles estate planning, tax issues as well as business-based planning, transaction and litigation practice and has over 80 employees including 30 attorneys. The related mortgaged property serves as a regional office for the firm.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       82

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN:

 o The IPC New York/Wichita Portfolio Loan consists of two cross-collateralized and cross-defaulted loans, referred to as the IPC New York Portfolio Loan
   (which has an original principal balance of $36,102,148) and the IPC Wichita
   Portfolio Loan (which has an original principal balance of $15,732,360).

 o The IPC New York/Wichita Portfolio Loan is secured by a first mortgage on four office buildings located in Wichita, Kansas (two properties), Staten
   Island, New York (one property) and Woodcliff Lake, New Jersey (one property).

THE BORROWERS:

 o The borrowers, IPC New York Properties, LLC and IPC Wichita Properties, LLC,
   each a Delaware limited liability company, are newly formed single-purpose, bankruptcy remote entities. Each borrower is managed by a board of managers, which includes two independent managers. At origination, a non-consolidation opinion was delivered with respect to the applicable borrower and its sole member. The sole member of each borrower, IPC LP/WP Holdings, LLC, a
   Delaware limited liability company, is a newly formed single purpose limited liability company.

 o The sponsor of the borrowers is IPC (US), Inc., a Delaware corporation, which indirectly owns and controls a portfolio of 26 office and six retail properties throughout the United States containing 7.56 million square feet with over 500 tenants. The sponsor is liable under an indemnity and guaranty agreement for losses and damages arising from certain "bad acts" and for the full amount of the loan due to certain other springing recourse events until the first anniversary date of the closing date and thereafter up to 10% of the outstanding principal balance of the loan.

 o The IPC New York/Wichita Portfolio Borrowers are affiliated with the borrower under the IPC Louisville Portfolio Loan.

 o In addition, IPC Realty, LLC (which is an indirect subsidiary of the sponsor and an indirect parent of IPC New York Properties, LLC and IPC Wichita
   Properties, LLC), has entered into a revolving credit facility with two affiliate borrowers and a group of syndicated lenders. Under this credit facility, IPC Realty, LLC and the two affiliate borrowers are entitled to borrow up to $200,000,000 from the lenders, which debt is secured by ownership interests in IPC New York Properties, LLC, IPC Wichita Properties,
   LLC and other entities that own commercial real estate.

THE PROPERTIES:

 o The IPC New York/Wichita Portfolio Loan is secured by a first mortgage on four office buildings located in Wichita, Kansas (two properties), Staten
   Island, New York (one property), and Woodcliff Lake, New Jersey (one property). The four office buildings are part of a larger 3,500,000 square foot portfolio that was purchased by IPC (US), Inc. in May of 1998.

 o Edgewater Plaza is a 251,496 square foot Class B office building located in the borough of Staten Island in New York, New York situated along the waterfront facing the Bay Ridge area of Brooklyn. The seven-story office building is located on a 7.41 acre waterfront parcel and was constructed in
   1919 and renovated extensively in 1982 and 1994. The property contains 441 parking spaces and, as of May 1, 2005, was 94.9% occupied.

 o 123 Tice Boulevard is a 118,905 square foot Class A office building located in Woodcliff Lake, New Jersey, a suburb in Northern New Jersey on Tice
   Boulevard west of the intersection with Chestnut Ridge Road. The property is located on a 10-acre parcel and is improved with a three-story office building that was built in 1987 which contains 450 parking spaces and, as of
   May 1, 2005, was 100% leased. The property is solely occupied by Sony
   Electronics, Inc. who has been at the property since 1989 and will be downsizing to 31,668 square feet as of July 31, 2005. As of July 1, 2005,
   IPC (US), Inc. has master leased the vacated space and has guaranteed releasing costs. The master lease will terminate upon the earlier to occur of (a) the reletting of space demised under the master lease to third party tenants under leases having rental terms such that the cash flow available for debt service derived from 123 Tice Boulevard equals or exceeds
   $1,450,000 per annum and 123 Tice Boulevard has an 85% occupancy and (b) 123
   Tice Boulevard is released from the lien of the related mortgage pursuant to a partial defeasance.

 o Epic Center is a 287,640 square foot Class A office building located in the downtown central business district of Wichita, Kansas on Main Street close to Central Avenue. The 22-story office building was constructed in 1987 and is situated on a 3.36 acre parcel. As of May 1, 2005, the property was 78.3%
   occupied by 22 different tenants each occupying no more than 18.1% of the net rentable area. The subject has 680 parking spaces.

 o One and Two Brittany consists of two Class B suburban office buildings containing 115,229 square feet that are located in the northeastern part of
   Wichita, Kansas on Woodlawn, a major arterial road in Wichita. The four story buildings are situated on a 10.4 acre parcel that has 643 parking spaces. As of May 1, 2005, the buildings were 56.4% occupied.
-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       83

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
PROPERTY MANAGEMENT:

 o The IPC New York/Wichita Portfolio is managed by IPC Real Estate Management
   LLC, an affiliate of the IPC New York/Wichita Portfolio Borrower. IPC Real
   Estate Management LLC is a subsidiary of IPC (US) Inc., a publicly-traded
   REIT listed on the Canadian Stock Exchange.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

 o Not Allowed.

RELEASE OF CROSS-COLLATERALIZATION AND PARTIAL RELEASE OF CROSS-DEFAULT:

 o The IPC New York Portfolio Loan and the IPC Wichita Portfolio Loan are
   cross-collateralized and cross-defaulted. When (a) IPC (US), Inc.'s master lease at 123 Tice Boulevard has been terminated, as described above, or 123
   Tice Boulevard has been released from the lien of the corresponding mortgage through a partial defeasance, (b) the underwritten debt service coverage ratio for each of the IPC New York Portfolio Loan and for the IPC Wichita
   Portfolio Loan, with each loan portfolio measured separately, is at least
   1.40x and (c) the loan-to-value ratio for each of the IPC New York Portfolio
   Loan and for the IPC Wichita Portfolio Loan, with each loan portfolio measured separately, is not more than 63.44%, either borrower may cause the cross-collateralization and cross-default provisions between the IPC New
   York Portfolio Loan and the IPC Wichita Portfolio Loan to be terminated
   (such termination, a "Cross-Collateral Termination Event") and the IPC New
   York Portfolio Loan to be severed into a loan secured by Edgewater Plaza and a loan secured by 123 Tice Boulevard, which loans will be cross-defaulted but not cross-collateralized. If such borrower satisfies the requirements for termination of the cross-collateralization and cross-default provisions between the IPC New York Portfolio Loan and the IPC Wichita Portfolio Loan,
   except with respect to the underwritten debt service coverage ratio and/or the loan-to-value ratio of the IPC Wichita Portfolio Loan, the lender will be required to terminate such cross-collateralization and cross-default provisions in connection with a third-party sale of the IPC Wichita
   Portfolio properties; provided the IPC Wichita Portfolio Loan can be defeased under the related loan agreement.

RELEASE OF PROPERTY:

 o In the following cases, the borrower under the IPC New York Portfolio loan will have the right to partially defease the IPC New York Portfolio Loan as follows: (x) a partial defeasance in connection with the release of 123 Tice
   Boulevard when the underwritten debt service coverage ratios and the loan-to-value ratios for the IPC New York Portfolio properties and the IPC
   Wichita Portfolio properties meet the requirements to terminate the cross-collateralization and the cross-default provisions between the IPC New
   York Portfolio Loan and the IPC Wichita Portfolio Loan set forth above;
   provided the IPC New York Portfolio Loan is defeased in an amount equal to
   125% of the allocated loan amount of 123 Tice Boulevard; and (y) a partial defeasance in connection with the release of either Edgewater Plaza or 123
   Tice Boulevard after a Cross-Collateral Termination Event has occurred;
   provided the IPC New York Portfolio Loan is defeased in an amount equal to
   100% of the allocated loan amount of the property which is being released.

 o The IPC Wichita Portfolio Loan may only be defeased in whole but not in part. Prior to the occurrence of a Cross-Collateral Termination Event, the
   IPC Wichita Portfolio Loan may be defeased upon receipt of defeasance collateral in the amount of 125% of the principal balance of the IPC Wichita
   Portfolio Loan. Any defeasance collateral in excess of the IPC Wichita
   Portfolio Loan will be held as security for the IPC New York Portfolio Loan.

-------------------------------------------------------------------------------

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       84

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-3
--------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET

                         IPC NEW YORK/WICHITA PORTFOLIO

[MAP OMITTED]

This material is for your private information and none of Banc of America
Securities LLC, Bear, Stearns & Co. Inc., Barclays Capital Inc., Goldman, Sachs
& Co. and Greenwich Capital Markets, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, as amended including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Each of the Underwriters is acting as an Underwriter and is not acting as an agent for the issuer in connection with the proposed transaction.

                                       85